                               SUBJECT TO CHANGE
All information in this Term Sheet, whether regarding the assets backing any securities discussed here or otherwise, will be superseded by the information contained in the final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET


                                  $873,717,000
                                 (APPROXIMATE)

                 WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                   DEPOSITOR


                    WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                        CLASSES A-1, A-2, B, C, D AND E


     -----------------------------------------------------------------------
                                SERIES 2004-C12
     -----------------------------------------------------------------------

                                   JUNE 2004


                             Mortgage Loan Sellers
                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                     ARTESIA MORTGAGE CAPITAL CORPORATION,
                    CITIGROUP GLOBAL MARKETS REALTY CORP.,
                          EUROHYPO AG, NEW YORK BRANCH


                                Master Servicer
                      WACHOVIA BANK, NATIONAL ASSOCIATION


                               Special Servicer
                             CLARION PARTNERS, LLC










[WACHOVIA SECURITIES LOGO]                                      [CITIGROUP LOGO]
JPMORGAN                                                 RBS GREENWICH CAPITAL

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities, Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and/or their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and/or all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               TABLE OF CONTENTS

Transaction Structure
 Transaction Terms .......................................................    3
 Structure Overview ......................................................    8
 Structure Schematic .....................................................    9

Mortgage Pool Characteristics as of the Cut-Off Date
 General Characteristics .................................................   11
 Property Type ...........................................................   12
 Property Location .......................................................   13
 Cut-Off Date Balance of Mortgage Loans ..................................   14
 Mortgage Rate ...........................................................   14
 Underwritten Debt Service Coverage Ratio ................................   14
 Cut-Off Date Loan-to-Value Ratio ........................................   14
 Maturity Date or ARD Loan-to-Value Ratio ................................   14
 Original Term to Maturity or ARD ........................................   15
 Remaining Term to Maturity or ARD .......................................   15
 Original Amortization Term ..............................................   15
 Remaining Stated Amortization Term ......................................   15
 Seasoning ...............................................................   15
 Prepayment Provisions Summary ...........................................   15
 Prepayment Provision Based on Outstanding Principal Balance .............   16
 Group 1 Prepayment Provision Based on Outstanding Principal Balance .....   16
 Group 2 Prepayment Provision Based on Outstanding Principal Balance .....   17

Twenty Largest Mortgage Loans ............................................   18
 Ernst & Young Plaza .....................................................   19
 11 Madison Avenue .......................................................   25
 Extra Space Self Storage Portfolio ......................................   33
 1130 Connecticut Avenue .................................................   39
 Crossroads Plaza ........................................................   45
 24 West 57th Street .....................................................   51
 Eastdale Mall ...........................................................   57
 One Riverview Square ....................................................   63
 Pointe at Wellington ....................................................   69
 Hampton Bays Town Center ................................................   75
 Cole Company Portfolio ..................................................   80
 Highland Pinetree Apartments ............................................   82
 Cowesset Corners ........................................................   84
 Montelena Apartments ....................................................   86
 Glenridge Pointe Office Buildings .......................................   88
 ConAgra Distribution Facility ...........................................   90
 Broadstone Heights Apartments ...........................................   92
 Greenpoint Industrial Center ............................................   94
 Highridge Centre ........................................................   96
 The Lake Apartments .....................................................   98
Additional Mortgage Loan Information .....................................  100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------
   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED
   JUNE 17, 2004.



ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates
                        (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, July 11, 2004
                        (or in the case of 2 Mortgage Loans, July 1, 2004). All percentages presented herein are approximate.

MORTGAGE POOL           The Mortgage Pool consists of 96 Mortgage Loans (the "Mortgage Loans") with an aggregate balance as of the Cut-Off Date of $1,063,172,325 (the "Cut-Off Date Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 97 properties (the "Mortgaged
                        Properties") located throughout 26 states and the District of Columbia. The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2" and, collectively, the
                        "Loan Groups"). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and (ii) 3 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties. Loan Group 1 is expected to consist of 81 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of
                        $948,141,289 (the "Cut-Off Date Group 1 Balance"). Loan Group 2 will consist of 15 Mortgage
                        Loans that are secured by Mortgaged Properties that are multifamily properties, with an aggregate principal balance as of the Cut-Off Date of $115,031,036 (the "Cut-Off Date Group 2
                        Balance" and, collectively with the Cut-Off Date Group 1 Balance, the "Cut-Off Date Group
                        Balances").

DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS   Wachovia Bank, National Association ........... 60.2% of the Cut-Off Date Pool Balance
                        Artesia Mortgage Capital Corporation .......... 14.2% of the Cut-Off Date Pool Balance
                        Citigroup Global Markets Realty Corp .......... 13.1% of the Cut-Off Date Pool Balance
                        Eurohypo AG, New York Branch .................. 12.4% of the Cut-off Date Pool Balance

UNDERWRITERS            Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and
                        Greenwich Capital Markets, Inc.

TRUSTEE                 LaSalle Bank National Association

FISCAL AGENT            ABN AMRO Bank N.V.

MASTER SERVICER         Wachovia Bank, National Association; provided, however, the 11 Madison Avenue Loan and its related companion loans will be serviced under the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial
                        Mortgage Pass-Through Certificates, Series 2004-C10.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP

JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

SPECIAL SERVICER          Clarion Partners, LLC.

RATING AGENCIES           Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and
                          Fitch, Inc. ("Fitch").

DENOMINATIONS             $10,000 minimum for Offered Certificates.

CLOSING DATE              On or about July 8, 2004.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related Determination Date.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not a business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in August 2004.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate
                          Balance of such Class during the prior calendar month. Interest on the Offered Certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class
                          A-1, Class A-2, Class A-1A and Class IO Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution Date to the Class of Sequential Pay
                          Certificates outstanding with the earliest alphabetical/numerical Class designation until its
                          Certificate Balance is reduced to zero. Generally, the Class A-1 and Class A-2 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-2 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2 and/or Class A-1A Certificates remain outstanding, payments of principal to the Class A-1, Class A-2 and/or Class A-1A Certificates
                          will be made on a pro rata basis. The Class IO Certificates will not be entitled to distributions of principal. The Class MAD Certificates (see description on page 30) will only be entitled to receive distributions of principal and interest allocated to the 11 Madison
                          Avenue Non-Pooled Component and the other certificates will only be entitled to receive distributions of principal and interest allocated to the 11 Madison Avenue Pooled Component.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P,
                          Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E,
                          Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class
                          A-1, Class A-2 and Class A-1A Certificates; provided, however, that Realized Losses and
                          Additional Trust Fund Expenses on the 11 Madison Avenue Loan will first be allocated to the
                          Class MAD Certificates.

This material is for your private information and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and
Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United
States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS       Any Prepayment Premiums or Yield Maintenance Charges actually collected will be distributed to
  AND YIELD MAINTENANCE   Certificateholders on the Distribution Date following the collection period in which the prepayment
  CHARGES                 occurred. On each Distribution Date, the holders of each Class of Offered Certificates and Class A-1A,
                          Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges (in the case of the Class A-1, Class A-2 and Class A-1A Certificates, to the extent related to the particular Loan Group) equal to the product of (a) the amount of such Prepayment Premiums or Yield Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such
                          Class of Certificates on such Distribution Date, and the denominator of which is the Principal
                          Distribution Amount for such Distribution Date and for such Loan Group; provided, however, Yield
                          Maintenance Charges received in respect of the 11 Madison Avenue Loan and allocable to the 11 Madison
                          Avenue Non-Pooled Component will be distributed solely to the holders of the Class MAD Certificates.

                          The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed to the holders of the Class IO Ceritificates.

ADVANCES                  The Master Servicer and, if it fails to do so, the Trustee, and, if it fails to do so, the Fiscal
                          Agent, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans, but only to the extent that such Advances are deemed recoverable and, in the case of P&I Advances, subject to Appraisal Reductions that may occur.

                          With respect to the 11 Madison Avenue Loan (including P&I Advances on the 11 Madison Avenue Non-Pooled
                          Component), the master servicer under the 2004-C10 pooling and servicing agreement, or, if it fails to do so, the trustee under the 2004-C10 pooling agreement, is required to make P&I Advances. In the event that the 2004-C10 Master Servicer and 2004-C10 Trustee fail to make P&I Advances, the Master Servicer shall be required to make P&I Advances with respect to the 11 Madison Avenue Loan.

APPRAISAL REDUCTIONS      An appraisal reduction generally will be created in the amount, if any, by which the principal balance of a Required Appraisal Loan (including, with respect to the 11 Madison Avenue Loan, any pari passu companion loans and the 11 Madison Avenue Non-Pooled Component) (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal
                          Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain Certificateholders will have the option to terminate the Trust in whole, but not in part, and purchase the remaining assets of the
                          Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage
                          Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage
                          Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS         The Class of Sequential Pay Certificates (a) which bears the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original
                          Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original
                          Certificate Balances of all the Sequential Pay Certificates; provided, however, that if no
                          Class of Sequential Pay Certificates satisfies clause (b) above, the Controlling Class shall be the outstanding Class of Sequential Pay Certificates bearing the latest alphabetical Class designation.

CONTROLLING CLASS         With respect to the Mortgage Loans other than the 11 Madison Avenue Loan, the representative
  REPRESENTATIVE          appointed by the holder of the majority of the Voting Rights of the Controlling Class. With respect to the 11 Madison Avenue Loan, the representative appointed by the holder of a majority of the Class MAD Certificates so long as the Component Principal Balance of the 11
                          Madison Avenue Non-Pooled Component is greater than 25% of its original Component Principal
                          Balance and thereafter, the party referred to in the previous sentence.

ERISA                     The Offered Certificates are expected to be ERISA eligible.

SMMEA                     The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX                       The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
CONTACTS



  WACHOVIA CAPITAL MARKETS, LLC     CITIGROUP GLOBAL MARKETS INC.

  William J. Cohane                 Paul Vanderslice
  (704) 374-6161 (Phone)            (212) 723-6156 (Phone)
  (704) 715-0066 (Fax)              (212) 723-8599 (Fax)

  Scott Fuller                      Angela Vleck
  (704) 715-8440 (Phone)            (212) 816-8087 (Phone)
  (704) 715-1214 (Fax)              (212) 816-8307 (Fax)

  Bill White                        Elsie Mao
  (704) 715-8440 (Phone)            (212) 816-1299 (Phone)
  (704) 715-1214 (Fax)              (212) 816-8307 (Fax)

  Chris Campbell
  (704) 715-8440 (Phone)
  (704) 715-1214 (Fax)

  J.P. MORGAN SECURITIES INC.       GREENWICH CAPITAL MARKETS, INC.

  Glen Riis                         Chris McCormack
  (212) 834-3813 (Phone)            (203) 625-2900 (Phone)
  (212) 834-6598 (Fax)              (203) 618-2052 (Fax)

  Dennis Schuh                      Perry Gershon
  (212) 834-9378 (Phone)            (203) 618-2267 (Phone)
  (212) 834-6593 (Fax)              (203) 618-2134 (Fax)

  Andrew Taylor                     Andy Snow
  (212) 834-3813 (Phone)            (205) 625-2775 (Phone)
  (212) 834-4598 (Fax)              (203) 618-2134 (Fax)


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES


          EXPECTED
           RATINGS                        APPROX.                                                   ASSUMED
        -------------                      % OF         APPROX.      WEIGHTED                        FINAL
                        CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS    S&P   FITCH     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)     RATE TYPE
------- ----- ------- --------------- -------------- ------------ -------------- --------------- -------------  ---------
  A-1    AAA    AAA    $327,879,000      30.840%        13.375%       5.70        08/04 - 05/13     05/15/13     Fixed
  A-2    AAA    AAA    $478,063,000      44.966%        13.375%       9.75        05/13 - 06/14     06/15/14     WAC (3)
  B       AA     AA    $ 25,250,000       2.375%        11.000%       9.94        06/14 - 06/14     06/15/14     WAC (3)
  C      AA-    AA-    $  9,302,000       0.875%        10.125%       9.94        06/14 - 06/14     06/15/14     WAC (3)
  D       A      A     $ 22,592,000       2.125%         8.000%      10.00        06/14 - 07/14     07/15/14     WAC (3)
  E       A-     A-    $ 10,631,000       1.000%         7.000%      10.02        07/14 - 07/14     07/15/14     WAC (3)

NON-OFFERED CERTIFICATES

                   EXPECTED
                   RATINGS                                  APPROX.
                --------------                               % OF
                                      CERTIFICATE        CUT-OFF DATE
CLASS             S&P   FITCH         BALANCE(1)         POOL BALANCE
--------------- ------ ------- ------------------------ --------------
 A-1A (4)         AAA    AAA         $  115,031,000        10.820%
 F (4)           BBB+    BBB+        $   11,960,000         1.125%
 G (4)            BBB    BBB         $   11,960,000         1.125%
 H (4)           BBB-    BBB-        $   13,289,000         1.250%
 J (4)            BB+    BB+         $    3,986,000         0.375%
 K (4)            BB      BB         $    2,657,000         0.250%
 L (4)            BB-    BB-         $    5,315,000         0.500%
 M (4)            B+      B+         $    3,986,000         0.375%
 N (4)             B      B          $    2,657,000         0.250%
 O (4)            B-      B-         $    2,657,000         0.250%
 P (4)            NR      NR         $   15,957,325         1.501%
 Class MAD(4)    BBB-    BBB-        $   13,555,555            N/A
 IO (4)           AAA    AAA         $1,063,172,325(6)         N/A

                                                           ASSUMED
                   APPROX.      WEIGHTED                    FINAL
                   CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS              SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)    RATE TYPE
--------------- ------------ -------------- ----------- ------------- ----------
 A-1A (4)       13.375%             (4)           (4)          (4)     WAC (3)
 F (4)           5.875%             (4)           (4)          (4)     WAC (3)
 G (4)           4.750%             (4)           (4)          (4)     WAC (3)
 H (4)           3.500%             (4)           (4)          (4)     WAC (3)
 J (4)           3.125%             (4)           (4)          (4)     Fixed (5)
 K (4)           2.876%             (4)           (4)          (4)     Fixed (5)
 L (4)           2.376%             (4)           (4)          (4)     Fixed (5)
 M (4)           2.001%             (4)           (4)          (4)     Fixed (5)
 N (4)           1.751%             (4)           (4)          (4)     Fixed (5)
 O (4)           1.501%             (4)           (4)          (4)     Fixed (5)
 P (4)           0.000%             (4)           (4)          (4)     Fixed (5)
 Class MAD(4)       N/A             (4)           (4)          (4)     Fixed
 IO (4)             N/A          N/A           N/A             (4)     Variable

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations" in the preliminary prospectus supplement.
(3) The pass-through rate applicable to the Class A-2, Class B, Class C, Class D, Class E, Class A-1A, Class F, Class G and Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.
(4) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(5) The pass-through rates applicable to the Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(6) The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class IO Certificates for each distribution date will be described in the preliminary prospectus supplement.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------
[CHART OF STRUCTURAL OVERVIEW OMITTED]

                                               STRUCTURAL OVERVIEW

                                       Note: Classes are not drawn to scale.
----------------------------------------------------------------------------------------------------------------------
                                                 ADMINISTRATIVE FEE

IO
--
           A1-A
--------------------------





Class A-1      Class A-2      Class B      Class C      Class D      Class E      Class F      Class G      Class H
 AAA/AAA        AAA/AAA        AA/AA       AA-/AA-        A/A          A-/A-     BBB+/BBB+     BBB/BBB      BBB-/BBB-


                                                        IO
----------------------------------------------------------------------------------------------------------------------
 Class J      Class K         Class L     Class M     Class N      Class O      Class P
 BB+/BB+       BB/BB          BB-/BB-      B+/B+         B/B        B-/B-         NR


[ ]        IO Certificates

                                 NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                              ALL
GENERAL CHARACTERISTICS                                                                 MORTGAGE LOANS
------------------------------------------------------------------------------------ --------------------
 Number of Mortgage Loans ..........................................................             96
 Number of Crossed Loan Pools ......................................................              2
 Number of Mortgaged Properties ....................................................             97
 Aggregate Balance of all Mortgage Loans ........................................... $1,063,172,325
 Number of Mortgage Loans with Balloon Payments (1) ................................             39
 Aggregate Balance of Mortgage Loans with Balloon Payments (1) ..................... $  471,145,128
 Number of Mortgage Loans with Anticipated Repayment Date (2) ......................             30
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date (2) ........... $  441,413,766
 Number of Fully Amortizing Mortgage Loans (3) .....................................              8
 Aggregate Balance of Fully Amortizing Mortgage Loans (3) .......................... $   38,283,431
 Number of Interest Only Mortgage Loans ............................................             19
 Aggregate Balance of Interest Only Mortgage Loans ................................. $  112,330,000
 Minimum Balance of Mortgage Loans ................................................. $    1,527,164
 Maximum Balance of Mortgage Loans ................................................. $  119,298,859
 Average Balance of Mortgage Loans ................................................. $   11,074,712
 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage
  Loans (4) ........................................................................ $   61,770,000
 Weighted Average LTV ratio (5) ....................................................           70.0%
 Maximum LTV ratio .................................................................           80.0%
 Minimum LTV ratio .................................................................           21.8%
 Weighted Average DSCR (6) .........................................................           1.63x
 Maximum DSCR ......................................................................           3.02x
 Minimum DSCR ......................................................................           1.16x
 Weighted Average LTV at Maturity or Anticipated Repayment Date ....................           60.1%
 Range of Mortgage Loan interest rates .............................................   4.260%-6.760%
 Weighted Average Mortgage Loan interest rate ......................................          5.280%
 Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ........       52 - 264
 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date
  (months) .........................................................................            109

                                                                                            LOAN              LOAN
GENERAL CHARACTERISTICS                                                                   GROUP 1           GROUP 2
------------------------------------------------------------------------------------ ----------------- -----------------
 Number of Mortgage Loans ..........................................................            81                15
 Number of Crossed Loan Pools ......................................................             2                 0
 Number of Mortgaged Properties ....................................................            81                16
 Aggregate Balance of all Mortgage Loans ...........................................  $948,141,289      $115,031,036
 Number of Mortgage Loans with Balloon Payments (1) ................................            30                 9
 Aggregate Balance of Mortgage Loans with Balloon Payments (1) .....................  $428,489,617      $ 42,655,511
 Number of Mortgage Loans with Anticipated Repayment Date (2) ......................            26                 4
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date (2) ...........  $391,223,698      $ 50,190,069
 Number of Fully Amortizing Mortgage Loans (3) .....................................             7                 1
 Aggregate Balance of Fully Amortizing Mortgage Loans (3) ..........................  $ 34,297,974      $  3,985,457
 Number of Interest Only Mortgage Loans ............................................            18                 1
 Aggregate Balance of Interest Only Mortgage Loans .................................  $ 94,130,000      $ 18,200,000
 Minimum Balance of Mortgage Loans .................................................  $  1,550,000      $  1,527,164
 Maximum Balance of Mortgage Loans .................................................  $119,298,859      $ 18,200,000
 Average Balance of Mortgage Loans .................................................  $ 11,705,448      $  7,668,736
 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage
  Loans (4) ........................................................................  $ 61,770,000      $          0
 Weighted Average LTV ratio (5) ....................................................          70.0%             69.8%
 Maximum LTV ratio .................................................................          80.0%             79.5%
 Minimum LTV ratio .................................................................          21.8%             57.9%
 Weighted Average DSCR (6) .........................................................          1.64x             1.49x
 Maximum DSCR ......................................................................          3.02x             2.63x
 Minimum DSCR ......................................................................          1.19x             1.16x
 Weighted Average LTV at Maturity or Anticipated Repayment Date ....................          59.9%             62.0%
 Range of Mortgage Loan interest rates .............................................  4.300%-6.760%     4.260%-5.960%
 Weighted Average Mortgage Loan interest rate ......................................         5.304%            5.077%
 Range of Remaining Term to Maturity or Anticipated Repayment Date (months) ........      59 - 264          52 - 179
 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date
  (months) .........................................................................           111                95

---------
(1) Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest only for their entire term.
(2) Not including Mortgage Loans that are interest only for their entire term or fully amortizing.
(3) Includes 1 Mortgage Loan that substantially amortizes prior to its anticipated repayment date but may enter a period of hyperamortization after such date with respect to any remaining balance.
(4) Consists of a group of 11 individual Mortgage Loans (loan numbers 24, 28, 45, 52, 61, 64, 66, 70, 74, 85 and 89).
(5) For purposes of determining the loan-to-value ratio of 1 mortgage loan (loan number 46, representing 0.6% of the Cut-Off Date Pool Balance (5.7% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.
(6) For purposes of determining the debt service coverage ratio of 1 mortgage loan (loan number 91, representing 0.2% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.

* One Mortgage Loan, representing 7.7% of the Cut-Off Date Pool Balance (8.6% of the Cut-Off Date Group 1 Balance), represents the senior component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 1.3% of the Cut-Off Date Pool Balance (1 Mortgage Loan in Loan Group 1, representing 1.2% of the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2, representing 2.1% of the Cut-Off Date Group 2 Balance), are part of a split note loan structures, the related subordinate companion loans of which are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
[PIE CHART REPRESENTING MORTGAGED PROPERTIES BY PROPERTY OMITTED]

[DATA FROM PIE CHART SHOWN HERE IN TABULAR FORM]

Office                 41.9%
Retail                 27.7%
Multifamily            14.0%
Self Storage            6.8%
Industrial              5.5%
Hospitality             2.1%
Mobile Home Park        1.3%
Mixed Use               0.5%
Land                    0.2%

PROPERTY TYPE

                                                                     % OF      % OF      % OF
                                                    AGGREGATE      CUT-OFF   CUT-OFF   CUT-OFF
                                   NUMBER OF         CUT-OFF         DATE      DATE      DATE
                                   MORTGAGED           DATE          POOL    GROUP 1   GROUP 2
         PROPERTY TYPE           PROPERTIES(1)       BALANCE       BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------------------
 Office                                19        $  445,442,884    41.9%     47.0%      0.0%
-----------------------------------------------------------------------------------------------
 Retail                                33           294,747,285    27.7      31.1       0.0
-----------------------------------------------------------------------------------------------
  Retail - Anchored                    25           243,511,520    22.9      25.7       0.0
-----------------------------------------------------------------------------------------------
  Retail - Shadow Anchored(2)           2            28,247,436     2.7       3.0       0.0
-----------------------------------------------------------------------------------------------
  Retail - Unanchored                   6            22,988,329     2.2       2.4       0.0
-----------------------------------------------------------------------------------------------
 Multifamily                           19           148,825,460    14.0       3.6     100.0
-----------------------------------------------------------------------------------------------
 Self Storage                          13            72,707,832     6.8       7.7       0.0
-----------------------------------------------------------------------------------------------
 Industrial                             7            58,109,110     5.5       6.1       0.0
-----------------------------------------------------------------------------------------------
 Hospitality                            3            22,285,236     2.1       2.4       0.0
-----------------------------------------------------------------------------------------------
 Mobile Home Park                       1            13,424,059     1.3       1.4       0.0
-----------------------------------------------------------------------------------------------
 Mixed Use                              1             5,040,219     0.5       0.5       0.0
-----------------------------------------------------------------------------------------------
 Land(3)                                1             2,590,240     0.2       0.3       0.0
-----------------------------------------------------------------------------------------------
                                       97        $1,063,172,325   100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------------------

                                                                     WEIGHTED
                                                                      AVERAGE        MIN/MAX
                                 WEIGHTED                             CUT-OFF        CUT-OFF       WEIGHTED
                                  AVERAGE          MIN/MAX             DATE           DATE          AVERAGE
         PROPERTY TYPE            DSCR(4)           DSCR           LTV RATIO(5)     LTV RATIO    MORTGAGE RATE
--------------------------------------------------------------------------------------------------------------
 Office                            1.66x        1.22x/2.13x          67.8%          50.0%/ 79.7%   5.341%
--------------------------------------------------------------------------------------------------------------
 Retail                            1.52x        1.19x/2.56x          71.7%          33.8%/ 80.0%   5.393%
--------------------------------------------------------------------------------------------------------------
  Retail - Anchored                1.51x        1.19x/2.56x          72.7%          33.8%/ 80.0%   5.271%
--------------------------------------------------------------------------------------------------------------
  Retail - Shadow Anchored(2)      1.67x        1.66x/1.67x          64.3%          55.3%/ 66.4%   6.012%
--------------------------------------------------------------------------------------------------------------
  Retail - Unanchored              1.42x        1.21x/1.64x          70.3%          61.3%/ 79.2%   5.918%
--------------------------------------------------------------------------------------------------------------
 Multifamily                       1.44x        1.16x/2.63x          71.2%          57.9%/ 80.0%   5.215%
--------------------------------------------------------------------------------------------------------------
 Self Storage                      2.10x        1.49x/2.38x          79.2%          74.9%/ 80.0%   4.469%
--------------------------------------------------------------------------------------------------------------
 Industrial                        1.64x        1.30x/2.45x          65.8%          50.3%/ 79.3%   5.351%
--------------------------------------------------------------------------------------------------------------
 Hospitality                       2.09x        1.58x/2.49x          60.5%          55.1%/ 69.9%   5.500%
--------------------------------------------------------------------------------------------------------------
 Mobile Home Park                  1.38x        1.38x/1.38x          79.9%          79.9%/ 79.9%   5.070%
--------------------------------------------------------------------------------------------------------------
 Mixed Use                         1.25x        1.25x/1.25x          77.5%          77.5%/ 77.5%   5.740%
--------------------------------------------------------------------------------------------------------------
 Land(3)                           3.02x        3.02x/3.02x          21.8%          21.8%/ 21.8%   4.960%
--------------------------------------------------------------------------------------------------------------
                                   1.63x        1.16x/3.02x          70.0%          21.8%/ 80.0%   5.280%
--------------------------------------------------------------------------------------------------------------

(1) Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(2) A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.
(3) Specifically, the fee interest in land which the ground tenant has improved and leased as an anchored retail building. The retail building is not part of the loan collateral, and the source of funds for loan repayment is the ground rent payments made to the borrower.
(4) For purposes of determining the debt service coverage ratio of 1 mortgage loan (loan number 91, representing 0.2% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.
(5) For purposes of determining the loan-to-value ratio of 1 mortgage loan (loan number 46, representing 0.6% of the Cut-Off Date Pool Balance (5.7% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.

* One Mortgage Loan, representing 7.7% of the Cut-Off Date Pool Balance (8.6% of the Cut-Off Date Group 1 Balance), represents the pooled component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 1.3% of the Cut-Off Date Pool Balance (1 Mortgage Loan in Loan Group 1, representing 1.2% of the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2, representing 2.1% of the Cut-Off Date Group 2 Balance), are part of a split note loan structures, the related subordinate companion loans of which are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
[MAP SHOWING STATES IN WHICH THE MORTGAGED PROPERTIES ARE LOCATED OMITTED]

CA              23.6%
  Southern      18.3%
  Northern       5.3%
NY              14.6%
FL               8.0%
NC               6.7%
DC               5.5%



                OTHER STATES: 41.7% OF CUT-OFF DATE POOL BALANCE
PROPERTY LOCATION

                                                  % OF      % OF      % OF                 WEIGHTED
                                 AGGREGATE      CUT-OFF   CUT-OFF   CUT-OFF                 AVERAGE
                  NUMBER OF       CUT-OFF         DATE      DATE      DATE    WEIGHTED      CUT-OFF       WEIGHTED
                  MORTGAGED         DATE          POOL    GROUP 1   GROUP 2    AVERAGE       DATE          AVERAGE
     STATE       PROPERTIES      BALANCE(2)     BALANCE   BALANCE   BALANCE    DSCR(3)   LTV RATIO(4)   MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------------
 CA                  18       $  250,581,198    23.6%     20.1%     51.9%       1.97x        65.7%          4.947%
------------------------------------------------------------------------------------------------------------------------
  Southern(1)        10          194,728,859    18.3      15.3      42.8        2.03x        67.3%          4.865%
------------------------------------------------------------------------------------------------------------------------
  Northern(1)         8           55,852,339     5.3       4.8       9.1        1.76x        60.2%          5.233%
------------------------------------------------------------------------------------------------------------------------
 NY                   5          155,073,945    14.6      16.4       0.0        1.64x        64.0%          5.368%
------------------------------------------------------------------------------------------------------------------------
 FL                   9           84,674,052     8.0       8.9       0.0        1.56x        72.5%          5.833%
------------------------------------------------------------------------------------------------------------------------
 NC                   5           70,799,856     6.7       7.5       0.0        1.37x        77.2%          5.097%
------------------------------------------------------------------------------------------------------------------------
 DC                   1           58,500,000     5.5       6.2       0.0        1.22x        79.7%          5.290%
------------------------------------------------------------------------------------------------------------------------
 Other               59          443,543,274    41.7      40.9      48.1        1.54x        71.5%          5.359%
------------------------------------------------------------------------------------------------------------------------
                     97       $1,063,172,325   100.0%    100.0%    100.0%       1.63x        70.0%          5.280%
------------------------------------------------------------------------------------------------------------------------

 o THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 26 STATES AND THE DISTRICT OF COLUMBIA.
(1) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.
(2) Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).
(3) For purposes of determining the debt service coverage ratio of 1 mortgage loan (loan number 91, representing 0.2% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.
(4) For purposes of determining the loan-to-value ratio of 1 mortgage loan (loan number 46, representing 0.6% of the Cut-Off Date Pool Balance (5.7% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.

* One Mortgage Loan, representing 7.7% of the Cut-Off Date Pool Balance (8.6% of the Cut-Off Date Group 1 Balance), represents the pooled component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 1.3% of the Cut-Off Date Pool Balance (1 Mortgage Loan in Loan Group 1, representing 1.2% of the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2, representing 2.1% of the Cut-Off Date Group 2 Balance), are part of a split note loan structures, the related subordinate companion loans of which are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

--------------------------------------------------------------------------------
             MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

-----------------------------------------------------------------------------------------
          RANGE OF            NUMBER OF      AGGREGATE
           CUT-OFF             MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
        DATE BALANCES           LOANS         BALANCE         POOL    GROUP 1    GROUP 2
-----------------------------------------------------------------------------------------
  -$2,000,000                    5        $    8,934,056       0.8%      0.8%       1.3%
  2,000,001 - 3,000,000          11           28,594,083       2.7       2.2        6.5
  3,000,001 - 4,000,000          12           41,325,869       3.9       3.9        3.5
  4,000,001 - 5,000,000          11           51,759,781       4.9       5.0        4.1
  5,000,001 - 6,000,000          7            38,062,054       3.6       3.5        4.5
  6,000,001 - 7,000,000          6            38,295,357       3.6       3.3        5.7
  7,000,001 - 8,000,000          8            60,887,549       5.7       5.6        6.8
  8,000,001 - 9,000,000          4            35,132,919       3.3       3.7        0.0
  9,000,001 - 10,000,000         4            37,699,490       3.5       1.0       24.9
  10,000,001 - 15,000,000        13          163,482,081      15.4      15.8       12.2
  15,000,001 - 20,000,000        6           100,780,000       9.5       6.9       30.6
  20,000,001 - 25,000,000        2            43,356,383       4.1       4.6        0.0
  25,000,001 - 30,000,000        1            30,000,000       2.8       3.2        0.0
  30,000,001 - 35,000,000        2            67,563,845       6.4       7.1        0.0
  55,000,001 - 60,000,000        2           116,000,000      10.9      12.2        0.0
  80,000,001 - 119,298,859       2           201,298,859      18.9      21.2        0.0
-----------------------------------------------------------------------------------------
                                 96       $1,063,172,325     100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------------
  MIN:  $1,527,164                     MAX: $119,298,859       WTD. AVERAGE: $11,074,712
-----------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

-----------------------------------------------------------------------------------------
      RANGE OF       NUMBER OF      AGGREGATE
    UNDERWRITTEN      MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
       DSCRS           LOANS         BALANCE         POOL    GROUP 1    GROUP 2
-----------------------------------------------------------------------------------------
   1.15x - 1.19x        2       $    5,535,457        0.5%      0.2%       3.5%
   1.20x - 1.24x        10         168,578,474       15.9      13.2       37.9
   1.25x - 1.29x        11          95,004,967        8.9       8.1       15.9
   1.30x - 1.34x        9           66,849,332        6.3       5.5       12.7
   1.35x - 1.39x        5          106,815,175       10.0      11.3        0.0
   1.40x - 1.44x        4           16,471,084        1.5       1.1        5.4
   1.45x - 1.49x        7           40,306,885        3.8       4.0        2.0
   1.50x - 1.54x        8           53,374,544        5.0       4.8        6.8
   1.55x - 1.59x        4           27,927,674        2.6       2.9        0.0
   1.60x - 1.64x        2           14,656,892        1.4       1.5        0.0
   1.65x - 1.69x        4           56,636,770        5.3       6.0        0.0
   1.70x - 1.74x        4           47,800,446        4.5       5.0        0.0
   1.75x - 1.79x        1           32,563,845        3.1       3.4        0.0
   1.80x - 1.84x        2           89,690,000        8.4       9.5        0.0
   1.85x - 1.89x        1            3,192,070        0.3       0.3        0.0
   2.00x - 2.04x        3           16,904,630        1.6       1.8        0.0
   2.05x - 2.09x        2           15,322,000        1.4       1.6        0.0
   2.10x - 2.14x        1          119,298,859       11.2      12.6        0.0
   2.15x - 2.19x        1            5,848,000        0.6       0.6        0.0
   2.20x - 2.24x        4           14,060,000        1.3       1.5        0.0
   2.25x - 2.29x        1            2,520,000        0.2       0.3        0.0
   2.30x - 3.02x        10          63,815,222        6.0       4.8       15.8
-----------------------------------------------------------------------------------------
                        96      $1,063,172,325      100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------------
  MIN:  1.16X                MAX:  3.02X                           WTD. AVERAGE:  1.63X
-----------------------------------------------------------------------------------------

MORTGAGE RATE

------------------------------------------------------------------------------------
                   NUMBER OF      AGGREGATE
     RANGE OF       MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
  MORTGAGE RATES     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
------------------------------------------------------------------------------------
  4.260% - 5.249%     42      $  460,425,232        43.3%     43.1%      44.9%
  5.250% - 5.499%     19         270,676,832        25.5      24.7       31.8
  5.500% - 5.749%     14         144,486,877        13.6      13.7       12.7
  5.750% - 5.999%     8          110,381,372        10.4      10.4       10.6
  6.000% - 6.249%     9           60,956,497         5.7       6.4        0.0
  6.250% - 6.499%     3           14,695,516         1.4       1.5        0.0
  6.750% - 6.760%     1            1,550,000         0.1       0.2        0.0
------------------------------------------------------------------------------------
                      96      $1,063,172,325       100.0%    100.0%     100.0%
------------------------------------------------------------------------------------
  MIN:  4.260%             MAX:  6.760%                        WTD. AVERAGE:  5.280%
------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

------------------------------------------------------------------------------------
     RANGE OF
     CUT-OFF       NUMBER OF      AGGREGATE
       DATE         MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
    LTV RATIOS       LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------------
  20.01% - 25.00%     1       $    2,590,240        0.2%      0.3%       0.0%
  30.01% - 35.00%     1            8,000,000        0.8       0.8        0.0
  40.01% - 50.00%     2           15,181,404        1.4       1.6        0.0
  50.01% - 55.00%     2           98,400,000        9.3      10.4        0.0
  55.01% - 60.00%     5           43,851,122        4.1       2.3       19.3
  60.01% - 65.00%     10         157,227,217       14.8      15.7        6.9
  65.01% - 70.00%     20         135,437,807       12.7      12.3       16.3
  70.01% - 75.00%     21         199,294,773       18.7      19.5       12.7
  75.01% - 80.00%     34         403,189,762       37.9      37.1       44.9
------------------------------------------------------------------------------------
                      96      $1,063,172,325      100.0%    100.0%     100.0%
------------------------------------------------------------------------------------
  MIN:  21.8%              MAX:  80.0%                        WTD. AVERAGE:  70.0%
------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

------------------------------------------------------------------------------------
       RANGE OF         NUMBER OF      AGGREGATE
 MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
      LTV RATIOS          LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------------
   0.00% -  5.00%          8       $   38,283,431        3.6%      3.6%       3.5%
  30.01% - 40.00%          1            2,735,923        0.3       0.0        2.4
  40.01% - 50.00%          10          67,968,348        6.4       7.2        0.0
  50.01% - 55.00%          8          233,945,751       22.0      23.3       11.3
  55.01% - 60.00%          13         142,514,706       13.4      12.1       24.0
  60.01% - 65.00%          19         144,736,196       13.6      14.4        7.1
  65.01% - 70.00%          18         175,327,970       16.5      15.5       24.9
  70.01% - 75.00%          6          146,890,000       13.8      13.7       14.8
  75.01% - 80.00%          13         110,770,000       10.4      10.2       12.2
------------------------------------------------------------------------------------
                           96      $1,063,172,325      100.0%    100.0%     100.0%
------------------------------------------------------------------------------------
  MIN:  0.0%               MAX:  80.0%                        WTD. AVERAGE:  60.1%
------------------------------------------------------------------------------------

(1) For purposes of determining the debt service coverage ratio of 1 mortgage loan (loan number 91, representing 0.2% of the Cut-Off Date Pool Balance (2.0% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.
(2) For purposes of determining the loan-to-value ratio of 1 mortgage loan (loan number 46, representing 0.6% of the Cut-Off Date Pool Balance (5.7% of the Cut-Off Date Group 2 Balance), such ratio was adjusted by taking into account amounts available under certain cash reserves.

* One Mortgage Loan, representing 7.7% of the Cut-Off Date Pool Balance (8.6%% of the Cut-Off Date Group 1 Balance), represents the pooled component of a loan that is part of a split loan structure, the related pari passu companion loans and subordinate companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled subordinate component) and the related pari passu companion loans, but such calculations exclude the related subordinate companion loans. In addition, two Mortgage Loans, representing 1.3% of the Cut-Off Date Pool Balance (1 Mortgage Loan in Loan Group 1 representing 1.2% of the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 representing 2.1% of the Cut-Off Date Group 2 Balance), are part of a split note loan structure, the related subordinate companion loans of which are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios exclude the related subordinate companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

------------------------------------------------------------------------------------
   RANGE OF
   ORIGINAL
    TERMS       NUMBER
 TO MATURITY      OF         AGGREGATE
    OR ARD     MORTGAGE     CUT-OFF DATE      % OF         % OF      % OF
   (MONTHS)      LOANS        BALANCE         POOL       GROUP 1    GROUP 2
------------------------------------------------------------------------------------
    0 -  60      17      $  143,887,233        13.5%       10.2%      41.0%
   61 -  84      11         134,251,626        12.6        13.9        2.1
  109 - 120      56         734,917,258        69.1        71.0       53.5
  169 - 180       7          26,408,474         2.5         2.4        3.5
  229 - 240       4          18,907,734         1.8         2.0        0.0
  253 - 264       1           4,800,000         0.5         0.5        0.0
------------------------------------------------------------------------------------
                 96      $1,063,172,325       100.0%      100.0%     100.0%
------------------------------------------------------------------------------------
  MIN:  55                    MAX:  264                       WTD. AVERAGE:  112
------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

------------------------------------------------------------------------------------
    RANGE OF       NUMBER
    ORIGINAL         OF         AGGREGATE
  AMORTIZATION    MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
 TERMS (MONTHS)     LOANS        BALANCE         POOL      GROUP 1    GROUP 2
------------------------------------------------------------------------------------
  145 - 180          3      $   14,575,697        1.4%        1.1%       3.5%
  229 - 264          6          26,443,658        2.5         2.5        2.4
  265 - 300         10          47,197,458        4.4         4.8        1.3
  349 - 360         58         862,625,513       81.1        81.6       77.0
  Non-Amortizing    19         112,330,000       10.6         9.9       15.8
------------------------------------------------------------------------------------
                    96      $1,063,172,325      100.0%      100.0%     100.0%
------------------------------------------------------------------------------------
  MIN:  180                      MAX:  360                     WTD. AVERAGE:  351(1)
------------------------------------------------------------------------------------

(1)   Excludes the non-amortizing loans.




SEASONING

------------------------------------------------------------------------------------
              NUMBER
                OF         AGGREGATE
 SEASONING   MORTGAGE     CUT-OFF DATE       % OF          % OF        % OF
  (MONTHS)     LOANS        BALANCE          POOL        GROUP 1     GROUP 2
------------------------------------------------------------------------------------
  0 - 12       96      $1,063,172,325        100.0%        100.0%      100.0%
------------------------------------------------------------------------------------
               96      $1,063,172,325        100.0%        100.0%      100.0%
------------------------------------------------------------------------------------
  MIN:  0                     MAX:  7                           WTD. AVERAGE:  2
------------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

------------------------------------------------------------------------------------
   RANGE OF
  REMAINING
    TERMS
 TO MATURITY   NUMBER OF      AGGREGATE
    OR ARD      MORTGAGE     CUT-OFF DATE      % OF         % OF      % OF
   (MONTHS)      LOANS         BALANCE         POOL       GROUP 1    GROUP 2
------------------------------------------------------------------------------------
    0 -  60       17      $  143,887,233        13.5%       10.2%      41.0%
   61 -  84       11         134,251,626        12.6        13.9        2.1
  109 - 120       56         734,917,258        69.1        71.0       53.5
  169 - 180       7           26,408,474         2.5         2.4        3.5
  229 - 240       4           18,907,734         1.8         2.0        0.0
  253 - 264       1            4,800,000         0.5         0.5        0.0
------------------------------------------------------------------------------------
                  96      $1,063,172,325       100.0%      100.0%     100.0%
------------------------------------------------------------------------------------
  MIN:  52                     MAX:  264                      WTD. AVERAGE:  109
------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM

------------------------------------------------------------------------------------
    RANGE OF
    REMAINING     NUMBER OF      AGGREGATE
  AMORTIZATION     MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
 TERMS (MONTHS)     LOANS         BALANCE         POOL      GROUP 1    GROUP 2
------------------------------------------------------------------------------------
  145 - 180          3       $   14,575,697        1.4%        1.1%       3.5%
  229 - 264          6           26,443,658        2.5         2.5        2.4
  265 - 300          10          47,197,458        4.4         4.8        1.3
  349 - 360          58         862,625,513       81.1        81.6       77.0
  Non-Amortizing     19         112,330,000       10.6         9.9       15.8
------------------------------------------------------------------------------------
                     96      $1,063,172,325      100.0%      100.0%     100.0%
------------------------------------------------------------------------------------
  MIN:  179                       MAX:  360                WTD. AVERAGE:  350(1)
------------------------------------------------------------------------------------

(1)   Excludes the non-amortizing loans.



PREPAYMENT PROVISIONS SUMMARY

------------------------------------------------------------------------------------
                        NUMBER OF      AGGREGATE
      PREPAYMENT         MORTGAGE     CUT-OFF DATE      % OF         % OF      % OF
      PROVISIONS          LOANS         BALANCE         POOL       GROUP 1    GROUP 2
------------------------------------------------------------------------------------
  Lockout/Defeasance       84      $  963,555,092        90.6%       91.5%      83.8%
  Lockout/Yield
    Maintenance             9          62,018,478         5.8         4.6       16.2
  Lockout/Defeasance
    or Yield
    Maintenance             1          16,500,000         1.6         1.7        0.0
  Lockout/Defeasance/
    Prepayment
    Penalty                 1          11,989,334         1.1         1.3        0.0
  Yield Maintenance         1           9,109,421         0.9         1.0        0.0
------------------------------------------------------------------------------------
                           96      $1,063,172,325       100.0%      100.0%     100.0%
------------------------------------------------------------------------------------



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)

PREPAYMENT ANALYSIS


DATE                                     JUL-04          JUL-05          JUL-06          JUL-07          JUL-08
-------------------------------------------------------------------------------------------------------------------
 % Lockout                                99.14%          99.15%          41.30%          28.99%           2.33%
-------------------------------------------------------------------------------------------------------------------
 % Defeasance                              0.00            0.00           56.05           67.32           88.64
-------------------------------------------------------------------------------------------------------------------
 % Yield Maintenance                       0.86            0.85            2.65            3.69            5.68
-------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                      0.00            0.00            0.00            0.00            0.00
-------------------------------------------------------------------------------------------------------------------
 % Open                                    0.00            0.00            0.00            0.00            3.34
-------------------------------------------------------------------------------------------------------------------
 Total                                   100.00%         100.00%         100.00%         100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)    $ 1,063.17      $ 1,055.24      $ 1,046.20      $ 1,033.58      $ 1,020.23
-------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance               100.00%          99.25%          98.40%          97.22%          95.96%
-------------------------------------------------------------------------------------------------------------------



DATE                                    JUL-09        JUL-10        JUL-11        JUL-12        JUL-13       JUL-14
--------------------------------------------------------------------------------------------------------------------
 % Lockout                              0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
--------------------------------------------------------------------------------------------------------------------
 % Defeasance                          90.78         90.86         89.33         85.51         85.60         68.94
--------------------------------------------------------------------------------------------------------------------
 % Yield Maintenance                    9.22          9.14         10.67         10.58         10.47         31.06
--------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                   0.00          0.00          0.00          1.53          1.53          0.00
--------------------------------------------------------------------------------------------------------------------
 % Open                                 0.00          0.00          0.00          2.39          2.41          0.00
--------------------------------------------------------------------------------------------------------------------
 Total                                100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
--------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)   $ 865.24      $ 849.71      $ 706.85      $ 691.39      $ 674.96       $ 31.00
--------------------------------------------------------------------------------------------------------------------
 % of Initial Pool Balance             81.38%        79.92%        66.49%        65.03%        63.49%         2.92%
--------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).
(2) Assumes yield maintenance for 1 loan, which has the option to defease or pay yield maintenance.
(3) Based on the assumptions set forth in footnote (1) above, after July 2014, the outstanding loan balances represent less than 2.92% of the Cut-Off Date Pool Balance.

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS


DATE                                  JUL-04        JUL-05        JUL-06        JUL-07        JUL-08
----------------------------------------------------------------------------------------------------------
 % Lockout                             99.04%        99.04%        35.97%        26.08%         1.05%
----------------------------------------------------------------------------------------------------------
 % Defeasance                           0.00          0.00         61.06         70.15         89.18
----------------------------------------------------------------------------------------------------------
 % Yield Maintenance                    0.96          0.96          2.97          3.77          6.02
----------------------------------------------------------------------------------------------------------
 % Prepayment Premium                   0.00          0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------
 % Open                                 0.00          0.00          0.00          0.00          3.75
----------------------------------------------------------------------------------------------------------
 Total                                100.00%       100.00%       100.00%       100.00%       100.00%
----------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)   $ 948.14      $ 940.79      $ 932.59      $ 921.55      $ 909.85
----------------------------------------------------------------------------------------------------------
 % of Initial Group 1 Balance         100.00%        99.22%        98.36%        97.20%        95.96%
----------------------------------------------------------------------------------------------------------



DATE                                    JUL-09        JUL-10        JUL-11        JUL-12        JUL-13       JUL-14
--------------------------------------------------------------------------------------------------------------------
 % Lockout                              0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
--------------------------------------------------------------------------------------------------------------------
 % Defeasance                          92.16         92.23         90.82         86.63         86.69         72.92
--------------------------------------------------------------------------------------------------------------------
 % Yield Maintenance                    7.84          7.77          9.18          9.09          9.00         27.08
--------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                   0.00          0.00          0.00          1.67          1.67          0.00
--------------------------------------------------------------------------------------------------------------------
 % Open                                 0.00          0.00          0.00          2.61          2.63          0.00
--------------------------------------------------------------------------------------------------------------------
 Total                                100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
--------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)   $ 801.06      $ 786.55      $ 646.93      $ 632.55      $ 617.27       $ 29.31
--------------------------------------------------------------------------------------------------------------------
 % of Initial Group 1 Balance          84.49%        82.96%        68.23%        66.71%        65.10%         3.09%
--------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Assumes yield maintenance for 1 loan, which has the option to defease or pay yield maintenance.

(3) Based on the assumptions set forth in footnote (1) above, after July 2014, the outstanding loan balances represent less than 3.09% of the Cut-Off Date Group 1 Balance.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)


PREPAYMENT ANALYSIS

DATE                                   JUL-04       JUL-05        JUL-06        JUL-07        JUL-08
------------------------------------------------------------------------------------------------------
 % Lockout                            100.00%      100.00%        85.09%        52.90%        12.88%
------------------------------------------------------------------------------------------------------
 % Defeasance                           0.00         0.00         14.91         44.04         84.21
------------------------------------------------------------------------------------------------------
 % Yield Maintenance                    0.00         0.00          0.00          3.06          2.91
------------------------------------------------------------------------------------------------------
 % Prepayment Premium                   0.00         0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------
 % Open                                 0.00         0.00          0.00          0.00          0.00
------------------------------------------------------------------------------------------------------
 Total                                100.00%      100.00%       100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)   $ 115.03     $ 114.45      $ 113.61      $ 112.03      $ 110.38
------------------------------------------------------------------------------------------------------
 % of Initial Group 2 Balance         100.00%       99.50%        98.77%        97.39%        95.96%
------------------------------------------------------------------------------------------------------



DATE                                    JUL-09        JUL-10        JUL-11        JUL-12        JUL-13       JUL-14
----------------------------------------------------------------------------------------------------------------------
 % Lockout                              0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
----------------------------------------------------------------------------------------------------------------------
 % Defeasance                          73.49         73.77         73.15         73.50         73.89          0.00
----------------------------------------------------------------------------------------------------------------------
 % Yield Maintenance                   26.51         26.23         26.85         26.50         26.11        100.00
----------------------------------------------------------------------------------------------------------------------
 % Prepayment Premium                   0.00          0.00          0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------------------
 % Open                                 0.00          0.00          0.00          0.00          0.00          0.00
----------------------------------------------------------------------------------------------------------------------
 Total                                100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
----------------------------------------------------------------------------------------------------------------------
 Total Beg. Balance (in millions)    $ 64.17       $ 63.15       $ 59.92       $ 58.84       $ 57.69       $  1.69
----------------------------------------------------------------------------------------------------------------------
 % of Initial Group 2 Balance          55.79%        54.90%        52.09%        51.15%        50.15%         1.47%
----------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).


(2) Based on the assumptions set forth in footnote (1) above, after July 2014, the outstanding loan balances represent less than 1.47% of the Cut-Off Date Group 2 Balance.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:


             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE



                                                        NUMBER OF                                       % OF
                                                        MORTGAGE                             % OF    APPLICABLE
                                                         LOANS /                           CUT-OFF     CUT-OFF
                                            MORTGAGE    NUMBER OF                            DATE     DATE LOAN
                                              LOAN      MORTGAGED    LOAN   CUT-OFF DATE     POOL       GROUP
                LOAN NAME                    SELLER    PROPERTIES   GROUP    BALANCE(1)    BALANCE     BALANCE
----------------------------------------- ----------- ------------ ------- -------------- --------- ------------
 Ernst & Young Plaza ....................  Eurohypo       1/1        1      $119,298,859     11.2%     12.6%
 11 Madison Avenue(2) ...................  Wachovia       1/1        1        82,000,000      7.7       8.6%
 Extra Space Self Storage Portfolio .....  Wachovia      11/11       1        61,770,000      5.8       6.5%
 1130 Connecticut Avenue ................  Wachovia       1/1        1        58,500,000      5.5       6.2%
 Crossroads Plaza ....................... Citigroup       1/1        1        57,500,000      5.4       6.1%
 24 West 57th Street ....................  Wachovia       1/1        1        35,000,000      3.3       3.7%
 Eastdale Mall ..........................  Wachovia       1/1        1        32,563,845      3.1       3.4%
 One Riverview Square ...................  Artesia        1/1        1        30,000,000      2.8       3.2%
 Pointe at Wellington ...................  Wachovia       1/1        1        22,856,383      2.1       2.4%
 Hampton Bays Town Center ...............  Wachovia       1/1        1        20,500,000      1.9       2.2%
---------------------------------------------------------------------------------------------------------------
 SUBTOTAL/WTD. AVG ......................                20/20              $519,989,087     48.9%
===============================================================================================================
 Cole Company Portfolio .................  Wachovia       6/6        1      $ 19,635,000      1.8%      2.1%
 Highland Pinetree Apartments ...........  Wachovia       1/1        2        18,200,000      1.7      15.8%
 Cowesset Corners .......................  Wachovia       1/1        1        17,430,000      1.6       1.8%
 Montelena Apartments ...................  Wachovia       1/1        2        17,000,000      1.6      14.8%
 Glenridge Pointe Office Buildings ......  Wachovia       1/1        1        16,500,000      1.6       1.7%
 ConAgra Distribution Facility ..........  Wachovia       1/1        1        16,400,000      1.5       1.7%
 Broadstone Heights Apartments ..........  Wachovia       1/1        1        15,250,000      1.4       1.6%
 Greenpoint Industrial Center ...........  Wachovia       1/1        1        14,983,705      1.4       1.6%
 Highridge Centre ....................... Citigroup       1/1        1        14,484,410      1.4       1.5%
 The Lake Apartments ....................  Wachovia       1/1        2        14,000,000      1.3      12.2%
---------------------------------------------------------------------------------------------------------------
 SUBTOTAL/WTD. AVG ......................                15/15              $163,883,114     15.4%
===============================================================================================================
 TOTAL/WTD. AVG. ........................                35/35              $683,872,201     64.3%
===============================================================================================================


                                                                                                  WEIGHTED    WEIGHTED
                                                                                                   AVERAGE    AVERAGE
                                                                                                   CUT-OFF      LTV
                                                                            BALANCE    WEIGHTED     DATE      RATIO AT
                                                      PROPERTY              PER SF/     AVERAGE      LTV      MATURITY
                LOAN NAME                               TYPE                UNIT(2)     DSCR(2)   RATIO(2)   OR ARD(2)
----------------------------------------- ------------------------------- ----------- ---------- ---------- -----------
 Ernst & Young Plaza .................... Office - CBD                     $     96     2.13x      63.8%      52.9%
 11 Madison Avenue(2) ................... Office - CBD                     $    164     1.81x      54.7%      50.6%
 Extra Space Self Storage Portfolio ..... Self Storage                     $  8,222     2.19x      80.0%      80.0%
 1130 Connecticut Avenue ................ Office - CBD                     $    267     1.22x      79.7%      73.8%
 Crossroads Plaza ....................... Retail - Anchored                $    121     1.35x      79.3%      68.5%
 24 West 57th Street .................... Office - CBD                     $    349     1.23x      79.6%      76.5%
 Eastdale Mall .......................... Retail - Anchored                $     67     1.77x      71.6%      59.7%
 One Riverview Square ................... Office - CBD                     $    203     1.38x      77.9%      72.7%
 Pointe at Wellington ................... Retail - Shadow Anchored         $    172     1.67x      66.4%      57.1%
 Hampton Bays Town Center ............... Retail - Anchored                $    199     1.71x      71.9%      62.3%
-----------------------------------------------------------------------------------------------------------------------
 SUBTOTAL/WTD. AVG ......................                                               1.73X      70.6%      63.5%
=======================================================================================================================

 Cole Company Portfolio ................. Various                          $    101     2.43x      66.2%      66.2%
 Highland Pinetree Apartments ........... Multifamily - Conventional       $ 56,875     2.63x      58.7%      58.7%
 Cowesset Corners ....................... Retail - Anchored                $    121     1.20x      80.0%      73.3%
 Montelena Apartments ................... Multifamily - Conventional       $ 77,273     1.20x      75.6%      72.0%
 Glenridge Pointe Office Buildings ...... Office - Suburban                $     89     1.57x      68.8%      62.0%
 ConAgra Distribution Facility .......... Industrial - Warehouse           $     23     1.69x      50.3%      42.6%
 Broadstone Heights Apartments .......... Multifamily - Conventional       $ 70,602     1.25x      73.0%      68.1%
 Greenpoint Industrial Center ........... Industrial - Light Industrial    $     35     1.30x      74.9%      62.7%
 Highridge Centre ....................... Office - Suburban                $     75     1.52x      68.6%      56.4%
 The Lake Apartments .................... Multifamily - Conventional       $102,941     1.24x      79.1%      75.1%
-----------------------------------------------------------------------------------------------------------------------
 SUBTOTAL/WTD. AVG ......................                                               1.64X      69.2%      63.7%
=======================================================================================================================
 TOTAL/WTD. AVG. ........................                                               1.71X      70.3%      63.6%
=======================================================================================================================



                                            WEIGHTED
                                            AVERAGE
                                            MORTGAGE
                LOAN NAME                     RATE
----------------------------------------- -----------
 Ernst & Young Plaza ....................    5.068%
 11 Madison Avenue(2) ...................    5.304%
 Extra Space Self Storage Portfolio .....    4.300%
 1130 Connecticut Avenue ................    5.290%
 Crossroads Plaza .......................    4.920%
 24 West 57th Street ....................    5.660%
 Eastdale Mall ..........................    5.430%
 One Riverview Square ...................    5.805%
 Pointe at Wellington ...................    6.230%
 Hampton Bays Town Center ...............    5.050%
-----------------------------------------------------
 SUBTOTAL/WTD. AVG ......................    5.178%
=====================================================
 Cole Company Portfolio .................    4.460%
 Highland Pinetree Apartments ...........    4.560%
 Cowesset Corners .......................    5.800%
 Montelena Apartments ...................    4.610%
 Glenridge Pointe Office Buildings ......    4.840%
 ConAgra Distribution Facility ..........    5.920%
 Broadstone Heights Apartments ..........    5.800%
 Greenpoint Industrial Center ...........    5.540%
 Highridge Centre .......................    4.950%
 The Lake Apartments ....................    4.260%
-----------------------------------------------------
 SUBTOTAL/WTD. AVG ......................    5.063%
=====================================================
 TOTAL/WTD. AVG. ........................    5.151%
=====================================================

---------
(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) One Mortgage Loan, representing 7.7% of the Cut-Off Date Pool Balance (8.6% of the Cut-Off Date Group 1 Balance), represents the pooled component of a loan that is part of a split loan structure, the related pari passu companion loans of which are not included in the trust fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of the balance/SF, LTV ratios and DSC ratios were based upon the aggregate indebtedness of this Mortgage Loan (excluding the non-pooled component) and the related pari passu companion loans.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12



                              ERNST & YOUNG PLAZA


[PICTURE OF ERNST & YOUNG PLAZA PROPERTY OMITTED]


[PICTURE OF ERNST & YOUNG PLAZA PROPERTY OMITTED]


[PICTURE OF ERNST & YOUNG PLAZA PROPERTY OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ERNST & YOUNG PLAZA

[MAP OF DOWNTOWN LOS ANGELES, CALIFORNIA OMITTED]






This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ERNST & YOUNG PLAZA


                 LOAN INFORMATION
----------------------------------------------
MORTGAGE LOAN SELLER                 Eurohypo
CUT-OFF DATE BALANCE             $119,298,859
PERCENTAGE OF CUT-OFF DATE POOL         11.2%
BALANCE
NUMBER OF MORTGAGE LOANS                    1
LOAN PURPOSE                        Refinance
SPONSOR               Trizec Properties, Inc.
TYPE OF SECURITY                          Fee
MORTGAGE RATE                          5.068%
MATURITY DATE                February 1, 2014
AMORTIZATION TYPE                     Balloon
ORIGINAL TERM / AMORTIZATION        120 / 360
REMAINING TERM /                    115 / 355
AMORTIZATION
LOCKBOX                                   Yes
SHADOW RATING                            A-/A
(S&P/FITCH)(1)
UP-FRONT RESERVES
  TAX/INSURANCE            No
  ROBINSON-MAY TENANT      $3,611,111
  IMPROVEMENTS
ONGOING MONTHLY RESERVES
  TAX/INSURANCE(2)         Springing
  TI/LC(3)                 Springing
  REPLACEMENT(4)           Springing
  ERNST & YOUNG LEASE
   RESERVE(5)              Yes
ADDITIONAL FINANCING(6)                  None
CUT-OFF DATE BALANCE             $119,298,859
CUT-OFF DATE BALANCE/SF                   $96
CUT-OFF DATE LTV                        63.8%
MATURITY DATE LTV                       52.9%
UW DSCR ON NCF                          2.13x
----------------------------------------------

(1) S&P and Fitch have confirmed that the Ernst & Young Plaza Loan, in the context of its inclusion in the trust, has credit characteristics consistent with an investment-grade rated obligation.
(2) Monthly reserves for taxes and insurance are required if (i) an event of default occurs and is continuing or (ii) the debt service coverage ratio, as computed by the mortgagee, for any preceding two calendar quarters is less than 1.25x.
(3) Monthly reserves for tenant improvements and leasing commissions are required in the amount of $105,000 if (i) an event of default occurs and is continuing or (ii) the debt service coverage ratio, as computed by the mortgagee, for any preceding two calendar quarters is less than 1.25x.
(4) Monthly reserves for capital expenditures are required in the amount of $20,743 (subject to reduction upon a partial release of one or more parcels of the Mortgaged Property) if (i) an event of default occurs and is continuing or (ii) the debt service coverage ratio, as computed by the mortgagee, for any preceding two calendar quarters is less than 1.25x.
(5) The borrower is required to deposit $250,000 into a reserve account on each of the monthly payment dates occurring in August, September and October 2005, which aggregate amount equals the "refurbishment allowance" required to be paid by the borrower with respect to the lease with Ernst & Young U.S. LLP at the Mortgaged Property.
(6) Although no mezzanine debt is currently outstanding, the Ernst & Young Plaza Loan permits, upon satisfaction of certain conditions set forth in the loan documents, the incurrence of debt secured by pledges of the indirect equity interests in the borrower to a permitted mezzanine lender.


                 PROPERTY INFORMATION
-----------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES               1
 LOCATION                       Los Angeles, CA
 PROPERTY TYPE                    Office -- CBD
 SIZE (SF)                            1,241,440
 OCCUPANCY AS OF MAY 1, 2004              86.7%
 YEAR BUILT / YEAR RENOVATED        1985 / 2000
 APPRAISED VALUE                   $187,000,000
 PROPERTY MANAGEMENT            EYP REALTY, LLC
 UW ECONOMIC OCCUPANCY                    86.0%
 UW REVENUES                        $30,664,896
 UW TOTAL EXPENSES                  $12,737,947
 UW NET OPERATING INCOME (NOI)      $17,926,949
 UW NET CASH FLOW (NCF)             $16,608,246
-----------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ERNST & YOUNG PLAZA


                                TENANT SUMMARY
-------------------------------------------------------------------------------
                                                        NET
                                     RATINGS(2)       RENTABLE      % OF NET
           TENANT(1)             MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA
-------------------------------------------------------------------------------
Ernst & Young .................       NR/NR/NR         148,713        12.0%
GSA ...........................     Aaa/AAA/AAA        124,069        10.0
Pillsbury Madison .............       NR/NR/NR          70,777         5.7
Great American Insurance ......       A3/A/A+           47,982         3.9
Merrill Lynch .................      Aa3/A+/AA-         47,713         3.8
NON-MAJOR TENANTS .............                        637,411        51.3
VACANT ........................                        164,775        13.3
                                                     ---------       -----
TOTAL .........................                      1,241,440       100.0%
                                                     =========       =====
-------------------------------------------------------------------------------



                                  ACTUAL                  % OF ACTUAL     DATE OF LEASE
           TENANT(1)             RENT PSF   ACTUAL RENT       RENT          EXPIRATION
------------------------------- ---------- ------------- ------------- -------------------
Ernst & Young ................. $ 16.02     $ 2,383,028       13.3%    Multiple Spaces(3)
GSA ........................... $ 28.99       3,596,280       20.1     Multiple Spaces(4)
Pillsbury Madison ............. $ 16.01       1,133,352        6.3          December 2010
Great American Insurance ...... $ 15.00         719,730        4.0              June 2014
Merrill Lynch ................. $ 18.88         901,050        5.0         September 2008
NON-MAJOR TENANTS ............. $ 14.40       9,181,575       51.3
VACANT ........................                       0        0.0
                                            -----------      -----
TOTAL .........................             $17,915,015      100.0%
                                            ===========      =====
-------------------------------------------------------------------------------------------


(1) The Mortgaged Property is primarily an office property. Consequently, no retail tenants (which tenants account for less than 15% of the actual rent derived from the Mortgaged Property, in the aggregate) are listed as major tenants in this tenant summary.

(2) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3) Under the terms of multiple leases, 1,228 square feet expire in August 2004 and 147,485 square feet expire in February 2014.

(4) Under the terms of multiple leases, 94,176 square feet expire in June 2012 and 29,893 square feet expire in July 2012.




                                             LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------
                             WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*        ROLLING*         ROLLING*
--------------------------------------------------------------------------------------------------------------------
  2004           25          $ 14.98       47,163          3.8%           3.8%            3.9%             3.9%
  2005           29          $ 15.06       76,608          6.2%          10.0%            6.4%            10.4%
  2006           28          $ 17.78       86,283          7.0%          16.9%            8.6%            18.9%
  2007           13          $ 15.17       61,888          5.0%          21.9%            5.2%            24.2%
  2008           19          $ 19.46       95,747          7.7%          29.6%           10.4%            34.6%
  2009            7          $ 20.46       10,332          0.8%          30.5%            1.2%            35.8%
  2010            2          $ 16.01       70,777          5.7%          36.2%            6.3%            42.1%
  2011            5          $  5.13      178,654         14.4%          50.5%            5.1%            47.2%
  2012           15          $ 26.99      153,443         12.4%          62.9%           23.1%            70.3%
  2013            6          $ 21.21       45,601          3.7%          66.6%            5.4%            75.7%
  2014           12          $ 15.81      201,933         16.3%          82.8%           17.8%            93.5%
--------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each  tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ERNST & YOUNG PLAZA

o THE LOAN. The Mortgage Loan (the "Ernst & Young Plaza Loan") is secured by a first priority deed of trust encumbering the borrower's fee interest in an office building known as Ernst & Young Plaza located in Los Angeles, California. The Ernst & Young Plaza Loan represents approximately 11.2% of the Cut-Off Date Pool Balance. The Ernst & Young Plaza Loan was originated on January 28, 2004, and has a principal balance as of the Cut-Off Date of $119,298,859.

  The Ernst & Young Plaza Loan has a remaining term of 115 months and matures on February 1, 2014. The Ernst & Young Plaza Loan may be prepaid on or after November 1, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is EYP Realty, LLC, a special purpose entity.
  Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Ernst & Young Plaza Loan. The borrower is 100% owned by Trizec Holdings, Inc., which is the operating partnership for Trizec Properties, Inc, a self-managed real estate investment trust based in Chicago, Illinois, and one of the largest owners and managers of commercial office properties in North America.

o THE PROPERTY. The Mortgaged Property consists of an approximately 1,241,440 square foot office building and retail center, and a portion of an adjacent parking garage, situated on approximately 4.8 acres. The Mortgaged Property is a part of a larger development that includes the 53-story 777 Tower, containing 1,004,522 square feet (which is not part of the collateral) and the adjacent 2,400 space parking garage (of which approximately 1,500 are allocated to the subject building). The office portion of the Mortgaged Property was constructed in 1985, and the retail portion was constructed in 1986 and renovated in 2000. The Mortgaged Property is located in Los Angeles, California. As of May 1, 2004, the occupancy rate (which includes space for which executed leases are in place but with respect to which the tenants have not yet taken occupancy) for the Mortgaged Property securing the Ernst & Young Plaza Loan was approximately 86.7%.

  The Mortgaged Property is encumbered by a Retail Operation and Reciprocal Easement Agreement dated July 12, 1985 (the "Ernst & Young Plaza OREA"), however, the applicable operating and name covenants made by the anchor departments stores have expired.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are required to be deposited into a lock box account. As long as no event of default exists and the actual debt service coverage ratio, as computed by the mortgagee, for any immediately preceding two calendar quarters does not fall below 1.25x, funds deposited in the lockbox account are required to be transferred on every business day to a borrower controlled account. Upon the occurrence of an event of default or if the actual debt service coverage ratio for any immediately preceding two calendar quarters is less than 1.25x, funds are required to be transferred on every business day from the lockbox account to a cash collateral account in the name of the mortgagee. Such funds are required to be applied as set forth in the loan documents. Upon termination of an event of default or if the actual debt service coverage ratio for the immediately preceding two calendar quarters is at least 1.25x, as applicable, all amounts on deposit in certain of the reserve accounts are required to be disbursed to the borrower.

o RELEASE OF PARCEL. The borrower may obtain the release of one or both of the following parcels: (a) a portion of the Mortgaged Property consisting of approximately 87,588 square feet having been formerly demised by the tenant doing business as "Bullock's" and (b) the retail component of the Mortgaged Property, excluding the parcel described in the immediately preceding clause
  (a) upon the satisfaction of certain conditions more fully described in the loan documents including, with respect to the release described in clause (b), a partial defeasance of the Ernst & Young Plaza Loan.

o MEZZANINE DEBT. Although no mezzanine debt is currently outstanding, the Ernst & Young Plaza Loan permits, upon the satisfaction of certain conditions set forth in the loan documents, the incurrence of debt secured by pledges of the indirect equity interests in the borrower to an Ernst & Young Plaza Permitted Mezzanine Lender.

o MANAGEMENT. The Mortgaged Property (other than the parking garage) is self-managed. The parking garage is managed by Ampco System Parking.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                               11 MADISON AVENUE


[PICTURE OF 11 MADISON AVENUE PROPERTY OMITTED]


[PICTURE OF 11 MADISON AVENUE PROPERTY OMITTED]


[PICTURE OF 11 MADISON AVENUE PROPERTY OMITTED]



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                               11 MADISON AVENUE

[MAP OF MIDTOWN MANHHATTAN, NEW YORK OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                               11 MADISON AVENUE


                                 LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                 Wachovia
 CUT-OFF DATE BALANCE(1)                                           $82,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                  7.7%
 NUMBER OF MORTGAGE LOANS                                                    1
 LOAN PURPOSE                                                      Acquisition
 SPONSOR                                                           Tamir Sapir
 TYPE OF SECURITY(2)                                                       Fee
 MORTGAGE RATE                                                          5.304%
                                                              January 11, 2014
 MATURITY DATE
 AMORTIZATION TYPE                                                         ARD
 INTEREST ONLY PERIOD                                                       60
 ORIGINAL TERM / AMORTIZATION                                        120 / 360
 REMAINING TERM / AMORTIZATION                                       114 / 360
 LOCKBOX                                                                   Yes
 SHADOW RATING (S&P/FITCH)(3)                                          AAA/AAA
 UP-FRONT RESERVES
  TAX/INSURANCE                Yes
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE                Yes
  TI/LC(4)                     Yes
  REPLACEMENT                  $18,805

 ADDITIONAL FINANCING          A-3 Subordinate
                               Non-Pooled Component           $ 13,555,556
                               Pari Passu                     $334,444,444
                               Subordinate Debt               $ 85,000,000

                                                                    WHOLE
                            A-3 POOLED       PARI PASSU           MORTGAGE
                            COMPONENT           NOTES               LOAN
                           -----------      ------------        ------------
 CUT-OFF DATE BALANCE      $82,000,000      $430,000,000        $515,000,000
 CUT-OFF DATE BALANCE/SF       $164             $191                $228
 CUT-OFF DATE LTV             54.7%             63.7%               76.3%
 MATURITY DATE LTV            50.6%             59.0%               71.2%
 UW DSCR ON NCF               1.81x             1.55x               1.20x
--------------------------------------------------------------------------------

(1) Represents the pooled component of the A-3 note in a total senior note of $430,000,000 and aggregate mortgage debt of $515,000,000. The A-1 note of $143,333,333 and the A-2 and A-4 notes each of $95,555,556 are not included in the trust, but are pari passu with the A-3 note that is in the trust; however, while the non-pooled component of the A-3 note is included in the trust, payments allocable to such non-pooled component are not available for distributions to the Offered Certificates. In addition to the pari passu notes there are three subordinate notes, aggregating to $85,000,000 which are also not included in the trust. All Balance/SF, LTV and DSC ratios are based upon the aggregate indebtedness of A-3 note (excluding the non-pooled component) and the other senior notes but exclude the subordinate companion loans.
(2) For purposes of the table above and similar breakdowns by category elsewhere in the preliminary prospectus supplement, the borrower's interest in the Mortgaged Property has been classified as a fee interest. The security for the 11 Madison Avenue Loan consists of the borrower's interest in the IDA Premises under the IDA lease as well as the borrower's fee interest in the remainder of the Mortgaged Property. The fee interest in the IDA Premises is owned by the IDA but will revert to the borrower upon the termination of the IDA lease.
(3) S&P and Fitch have confirmed that the 11 Madison Avenue Loan, has in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.
(4) For months 1-36 of the loan term, $47,011.50/month will be escrowed, increasing to $141,034.50/month during months 37-72 and decreasing to $94,023/month for the remainder of the loan term.


                      PROPERTY INFORMATION
----------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                             1
 LOCATION                                        New York, NY
 PROPERTY TYPE                                   Office - CBD
 SIZE (SF)                                          2,256,552
 OCCUPANCY AS OF APRIL 1, 2004                          98.6%
 YEAR BUILT / YEAR RENOVATED                      1932 / 1997
 APPRAISED VALUE                                 $675,000,000
 PROPERTY MANAGEMENT                Cushman & Wakefield, Inc.
 UW ECONOMIC OCCUPANCY                                  98.0%
 UW REVENUES                                      $63,438,713
 UW TOTAL EXPENSES                                $18,543,090
 UW NET OPERATING INCOME (NOI)                    $44,895,623
 UW NET CASH FLOW (NCF)                           $44,558,893
----------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                               11 MADISON AVENUE

                        MORTGAGE LOAN CAPITAL STRUCTURE
                        -------------------------------


[CHART OF 11 MADISON AVENUE MORTGAGE LOAN CAPITAL STRUCTURE OMITTED]

----------          ----------            ----------               ----------
11 MADISON          11 MADISON                                     11 MADISON
  AVENUE              AVENUE                                         AVENUE

    A-1                A-2                11 MADISON                   A-4
   PARI               PARI                  AVENUE                    PARI
  PASSU              PASSU                  POOLED                   PASSU
   NOTE               NOTE                COMPONENT                   NOTE

                                                         11 MADISON
                                                       --  AVENUE
                                                          A-3 PARI
                                         SHADOW RATING   PASSU NOTE
                                          (S&P/FITCH)
                                            AAA/AAA



                                          $82,000,000
                                          -----------

                                           11 MADISON
                                             AVENUE
                                            NON-POOLED
                                            COMPONENT

$143,000,000         $95,555,556           $13,555,556             $95,555,556
------------         -----------           -----------             -----------

                 ---------------------------------------------
                            11 MADISON AVENUE B NOTE
                                  $10,000,000
                 ---------------------------------------------

                 ---------------------------------------------
                 11 MADISON AVENUE C NOTE SENIOR PARTICIPATION
                                  $10,000,000
                 ---------------------------------------------

                 ---------------------------------------------
                 11 MADISON AVENUE C NOTE JUNIOR PARTICIPATION
                                  $27,500,000
                 ---------------------------------------------

                 ---------------------------------------------
                            11 MADISON AVENUE D NOTE
                                  $37,500,000
                 ---------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                               11 MADISON AVENUE


                                                         TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                                % OF
                                      RATINGS*        RENTABLE   RENTABLE    ACTUAL                     ACTUAL     DATE OF LEASE
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT       EXPIRATION
------------------------------- ------------------- ----------- ---------- ---------- --------------- ---------- ----------------
Credit Suisse First Boston ....      Aa3/A+/AA-      1,921,459      85.2%  $ 20.90     $ 40,154,365       83.1%  Multiple Spaces
Aon (sublet to IBM) ...........      Baa2/A-/A-        138,072       6.1   $ 28.75        3,969,570        8.2        April 2013
Omnicom .......................      Baa1/A-/A-         95,557       4.2   $ 28.25        2,699,485        5.6    September 2008
Gould Paper Corp. .............       NR/NR/NR          46,318       2.1   $ 21.50          995,837        2.1      October 2013
Eleven Madison Park ...........       NR/NR/NR          11,500       0.5   $ 18.39          211,485        0.4     December 2017
NON-MAJOR TENANTS .............                         12,018       0.5   $ 22.01          264,567        0.5
VACANT ........................                         31,628       1.4                          0        0.0
                                                     ---------     -----               ------------      -----
TOTAL .........................                      2,256,552     100.0%              $ 48,295,309      100.0%
                                                     =========     =====               ============      =====
---------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.




                                            LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------
                                                                                                      CUMULATIVE %
                             WA BASE                                   CUMULATIVE     % OF ACTUAL          OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*        ROLLING*
--------   -------------   -----------   ----------   -------------   ------------   -------------   -------------
  2004          0           $   0.00            0           0.0%           0.0%            0.0%            0.0%
  2005          0           $   0.00            0           0.0%           0.0%            0.0%            0.0%
  2006          0           $   0.00            0           0.0%           0.0%            0.0%            0.0%
  2007          3           $  25.88      390,386          17.3%          17.3%           20.9%           20.9%
  2008          1           $  28.25       95,557           4.2%          21.5%            5.6%           26.5%
  2009          0           $   0.00            0           0.0%          21.5%            0.0%           26.5%
  2010          1           $ 176.87          420           0.0%          21.6%            0.2%           26.7%
  2011          0           $   0.00            0           0.0%          21.6%            0.0%           26.7%
  2012          0           $   0.00            0           0.0%          21.6%            0.0%           26.7%
  2013          4           $  26.50      288,404          12.8%          34.3%           15.8%           42.5%
  2014          0           $   0.00            0           0.0%          34.3%            0.0%           42.5%
---------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                               11 MADISON AVENUE

o THE LOAN. The Mortgage Loan (the "11 Madison Avenue Loan") is split into a pooled component (the "11 Madison Avenue Pooled Component"), with a principal balance of $82,000,000, representing 7.7% of the Cut-Off Date Pool Balance that supports distributions on the Certificates (other than the Class MAD Certificates) and a non-pooled component (the "11 Madison Avenue Non-Pooled Component"), with a principal balance of $13,555,556, that supports only the Class MAD Certificates, which are not being offered hereby. The 11 Madison Avenue Loan is secured by a first mortgage encumbering an office building located in New York, New York. The 11 Madison Avenue Loan, which is evidenced by a pari passu note dated December 23, 2003, is a portion of a whole loan with an original principal balance of $515,000,000. The other loans related to the 11 Madison Avenue Loan are evidenced by six separate notes, each dated December 23, 2003, the "11 Madison Avenue Pari Passu I Loan" with an original principal balance of $143,333,333, the "11 Madison Avenue Pari Passu II Loan", with an original principal balance of $95,555,556, the "11 Madison Avenue Pari Passu IV Loan", with an original principal balance of $95,555,556, and 3 subordinate notes (the "11 Madison Avenue Subordinate Loans") with an aggregate original principal balance of $85,000,000. The 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu II Loan, the 11 Madison Avenue Pari Passu IV Loan and the 11 Madison Avenue Subordinate Loans will not be assets of the trust. The 11 Madison Avenue Loan, the 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu II Loan, the 11 Madison Avenue Pari Passu IV Loan and the 11 Madison Avenue Subordinate Loans will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C10, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The 11 Madison Avenue Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The 11 Madison Avenue Loan has a remaining term of 114 months to its anticipated repayment date of January 11, 2014. The 11 Madison Avenue Loan may be prepaid on or after November 11, 2013, and permits defeasance with United States government obligations beginning the earlier of four years after origination or two years from the date of the last securitization of any portion of the 11 Madison Avenue Loan and its related Companion Loans.

o THE BORROWER. The borrower is 11 Madison Avenue LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 11 Madison Avenue Loan. The sponsor is Tamir Sapir. Through his various entities, Mr. Sapir owns and operates an extensive citywide office property portfolio totaling approximately 7.25 million square feet.

o THE PROPERTY. The Mortgaged Property is an approximately 2,256,552 square foot office building situated on approximately 1.9 acres. The Mortgaged Property was constructed in 1932 and renovated in 1997. The Mortgaged Property is located in New York, New York. As of April 1, 2004, the occupancy rate for the Mortgaged Property securing the 11 Madison Avenue Loan was approximately 98.6%.

  The largest tenant is Credit Suisse First Boston LLC ("CSFB"), occupying 1,921,459 square feet, or approximately 85.2% of the net rentable area. The Mortgaged Property serves as the world headquarters of CSFB, a leading global investment banking firm. As of June 11, 2004, CSFB was rated "Aa3" (Moody's), "A+" (S&P) and "AA-" (Fitch). The majority of the CSFB space expires in April 2017. There is a 389,344 square foot portion of one of the CSFB leases that expires in April 2007. Notwithstanding the foregoing, although 74.3% of CSFB's 1,921,459 square feet of net rentable area is leased through April 30, 2017, CSFB does have the option to terminate up to 528,730 square feet (27.5% of CSFB's space and 23.4% of the Mortgaged Property total space) after April 30, 2007 in its sole discretion. However, CSFB must give at least 24 months notice of such termination (such notice is irrevocable) and must pay a variable termination fee which is adjusted depending upon the space as to which such termination applies. Pursuant to the terms of the 11 Madison Avenue Loan documents, the lease termination payments are required to be paid into a reserve controlled by the mortgagee to be used for future tenant improvement and leasing commission expenses and otherwise will be additional collateral for the 11 Madison Avenue Loan. In addition, the 11 Madison Avenue Loan documents require that in the event CSFB exercises this termination option, the mortgagee will trap 100% of cash flow generated by the Mortgaged Property until such space is relet. The second largest tenant is Aon Corporation ("Aon"), occupying 138,072 square feet, or approximately 6.1% of the net rentable area. Aon is the second largest insurance brokerage and consulting company in the world operating in commercial brokerage, consulting services and consumer insurance underwriting. As of June 7, 2004, Aon was rated "Baa2" (Moody's), "A-" (S&P) and "A-" (Fitch). Aon subleases this


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                               11 MADISON AVENUE

  entire space to International Business Machines Corporation ("IBM"). IBM is one of the world's top manufacturers of computer hardware, including desktop and notebook PCs, mainframes, servers, storage systems and peripherals. As of June 8, 2004, IBM was rated "A1" (Moody's), "A+" (S&P) and "AA-" (Fitch). The Aon lease expires in April 2013. The third largest tenant is Omnicom Group, Inc., ("Omnicom"), occupying approximately 95,557 square feet, or approximately 4.2% of the net rentable area. Omnicom is one of the world's largest advertising, marketing and corporate communication companies. As of June 7, 2004, Omnicom was rated "Baa1" (Moody's), "A-" (S&P) and "A-" (Fitch). The Omnicom lease expires in September 2008.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of January 11, 2014, if the 11 Madison Avenue Loan is not repaid in full, the 11 Madison Avenue Loan enters a hyper-amortization period through January 11, 2039. The interest rate applicable to the 11 Madison Avenue Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Cushman & Wakefield, Inc. is the property manager for the Mortgaged Property securing the 11 Madison Avenue Loan.




This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                       EXTRA SPACE SELF STORAGE PORTFOLIO


[PICTURE OF EXTRA SPACE SELF STORAGE PORTFOLIO PROPERTY OMITTED]




[PICTURE OF EXTRA SPACE SELF STORAGE PORTFOLIO PROPERTY OMITTED]



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.




WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                       EXTRA SPACE SELF STORAGE PORTFOLIO

[MAP OF PROPERTIES IN EXTRA SPACE SELF STORAGE PORTFOLIO OMITTED]


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                       EXTRA SPACE SELF STORAGE PORTFOLIO


                             LOAN INFORMATION
-----------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                          Wachovia
 CUT-OFF DATE BALANCE                                       $61,770,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                           5.8%
 NUMBER OF MORTGAGE LOANS                                            11
 LOAN PURPOSE                                                 Refinance
 SPONSOR                                             Kenneth M. Woolley
 TYPE OF SECURITY                                     Fee, Leasehold(1)
 MORTGAGE RATE                                                   4.300%
 MATURITY DATE                                            June 11, 2009
 INTEREST ONLY PERIOD                                                60
 AMORTIZATION TYPE                                    Interest Only ARD
 ORIGINAL TERM / AMORTIZATION                                   60 / IO
 REMAINING TERM / AMORTIZATION                                  59 / IO
 LOCKBOX                                                      Springing

 UP-FRONT RESERVES
  TAX/INSURANCE             Yes
  ENGINEERING           $95,375

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE             Yes
  REPLACEMENT           $12,239

 ADDITIONAL FINANCING                                              None


 CUT-OFF DATE BALANCE                                       $61,770,000
 CUT-OFF DATE BALANCE/UNIT                                       $8,222
 WA CUT-OFF DATE LTV                                              80.0%
 WA MATURITY DATE LTV                                             80.0%
 WA UW DSCR ON NCF                                                2.19x
-----------------------------------------------------------------------

(1) Fee interest in each of the Mortgaged Properties, with the exception of the Mortgaged Property in Glendale, California, which is leasehold.


                 PROPERTY INFORMATION
--------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                 11
 LOCATION                                  Various
 PROPERTY TYPE                        Self Storage
 SIZE (UNITS)                                7,513
 OCCUPANCY AS OF MAY 2004                    87.4%
 YEAR BUILT / YEAR RENOVATED          Various / NA
 APPRAISED VALUE                       $77,240,000
 PROPERTY MANAGEMENT                   Extra Space
                                    Management LLC
 UW ECONOMIC OCCUPANCY                       86.4%
 UW REVENUES                            $9,496,351
 UW TOTAL EXPENSES                      $3,529,384
 UW NET OPERATING INCOME (NOI)          $5,966,966
 UW NET CASH FLOW (NCF)                 $5,820,090
--------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                       EXTRA SPACE SELF STORAGE PORTFOLIO

                   EXTRA SPACE SELF STORAGE PORTFOLIO SUMMARY
--------------------------------------------------------------------------------
                                   CUT-OFF
         PROPERTY NAME          DATE BALANCE   YEAR BUILT   UNITS   SQUARE FEET
------------------------------ -------------- ------------ ------- -------------
Extra Space Self Storage -
  Lawrenceville, NJ ..........  $11,946,000       1998        924     105,858
Extra Space Self Storage -
  Hazlet, NJ .................   10,560,000       1987      1,147     114,025
Extra Space Self Storage -
  Torrance, CA ...............    6,960,000       1976        737      80,051
Extra Space Self Storage -
  North Miami, FL ............    5,848,000       1995        796      73,747
Extra Space Self Storage -
  Livermore, CA ..............    4,920,000       2000        672      76,823
Extra Space Self Storage -
  Richmond, CA ...............    4,696,000       1984        773      62,215
Extra Space Self Storage -
  Glendale, CA ...............    4,480,000       1976        429      42,200
Extra Space Self Storage -
  Hawthorne, CA ..............    3,840,000       1992        583      47,915
Extra Space Self Storage -
  San Bernardino, CA .........    3,376,000       1985        497      61,585
Extra Space Self Storage -
  Claremont, CA ..............    2,624,000       1983        404      47,760
Extra Space Self Storage -
  Kearns, UT .................    2,520,000       1993        551      72,750
                                -----------                 -----     -------
                                $61,770,000                 7,513     784,929
                                ===========                 =====     =======



                                CUT-OFF DATE
                                  BALANCE                   UNDERWRITTEN     APPRAISED      APPRAISED
         PROPERTY NAME            PER UNIT    OCCUPANCY*   NET CASH FLOW       VALUE      VALUE PER UNIT
------------------------------ ------------- ------------ --------------- -------------- ---------------
Extra Space Self Storage -
  Lawrenceville, NJ ..........    $12,929         72.7%      $1,060,276    $14,960,000       $16,190
Extra Space Self Storage -
  Hazlet, NJ .................    $ 9,207         89.8%       1,061,829     13,200,000       $11,508
Extra Space Self Storage -
  Torrance, CA ...............    $ 9,444         90.0%         713,534      8,700,000       $11,805
Extra Space Self Storage -
  North Miami, FL ............    $ 7,347         90.7%         547,836      7,310,000       $ 9,183
Extra Space Self Storage -
  Livermore, CA ..............    $ 7,321         88.5%         424,853      6,150,000       $ 9,152
Extra Space Self Storage -
  Richmond, CA ...............    $ 6,075         84.5%         412,631      5,870,000       $ 7,594
Extra Space Self Storage -
  Glendale, CA ...............    $10,443         94.9%         432,115      5,600,000       $13,054
Extra Space Self Storage -
  Hawthorne, CA ..............    $ 6,587         88.5%         370,178      4,800,000       $ 8,233
Extra Space Self Storage -
  San Bernardino, CA .........    $ 6,793         91.2%         303,361      4,220,000       $ 8,491
Extra Space Self Storage -
  Claremont, CA ..............    $ 6,495         93.6%         248,496      3,280,000       $ 8,119
Extra Space Self Storage -
  Kearns, UT .................    $ 4,574         87.1%         244,981      3,150,000       $ 5,717
                                                             ----------    -----------
                                  $ 8,222         87.4%      $5,820,090    $77,240,000       $10,281
                                                             ==========    ===========
---------------------------------------------------------------------------------------------------------

* Occupancy as of May 25, 2004 for each Mortgaged Property, with the exception of Lawrenceville, which is as of May 13, 2004.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                       EXTRA SPACE SELF STORAGE PORTFOLIO

o THE LOAN. The 11 Mortgage Loans (the "Extra Space Self Storage Portfolio Mortgage Loans") are secured by 9 first deeds of trust and 2 first mortgages encumbering 11 self storage properties located in California (7 properties), Florida (1 property), New Jersey (2 properties) and Utah (1 property). The Extra Space Self Storage Portfolio Mortgage Loans represent approximately 5.8% of the Cut-Off Date Pool Balance. The Extra Space Self Storage Portfolio Mortgage Loans were originated on June 1, 2004, and have a principal balance as of the Cut-Off Date of $61,770,000. Each Extra Space Self Storage Portfolio Mortgage Loan is cross-collateralized and cross-defaulted with each of the other Extra Space Self Storage Portfolio Mortgage Loans. The Extra Space Self Storage Portfolio Mortgage Loans provide for interest-only payments for the entire loan term.

   The Extra Space Self Storage Portfolio Mortgage Loans have a remaining term of 59 months to their anticipated repayment dates of June 11, 2009. The Extra Space Self Storage Portfolio Mortgage Loans may be prepaid on or after April 11, 2009, and permit defeasance with United States government obligations beginning four years after each first payment date.

o THE BORROWER. The borrower for 9 of the Extra Space Self Storage Portfolio Mortgage Loans is Extra Space Properties Twelve LLC. The borrowers for the remaining 2 Extra Space Self Storage Portfolio Mortgage Loans are Extra Space of Lawrenceville LLC and Extra Space of Hazlet LLC. Legal counsel to each of the borrowers delivered a non-consolidation opinion in connection with the origination of the Extra Space Self Storage Portfolio Mortgage Loans. The sponsor of each of the borrowers is Extra Space Storage, LLC ("Extra Space"). Extra Space is a privately held self storage operator with a geographically diverse portfolio of approximately 110 facilities in 15 states.

 o THE PROPERTIES. The Mortgaged Properties consist of 11 self storage facilities containing, in the aggregate, 7,513 storage units. Each Mortgaged Property contains regular storage and/or climate controlled units. As of May 25, 2004 (or, with respect to 1 of the Extra Space Self Storage Portfolio Mortgage Loans, May 13, 2004), the aggregate occupancy rate for the Mortgaged Properties securing the Extra Space Self Storage Portfolio Mortgage Loans was approximately 87.4%.

 o LOCK BOX ACCOUNT. If the Extra Space Self Storage Portfolio Mortgage Loans are not repaid in full on or prior to April 11, 2009, or upon an event of default, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

 o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of June 11, 2009, if the Extra Space Self Storage Portfolio Mortgage Loans are not paid in full, the Extra Space Self Storage Portfolio Mortgage Loans enter into a hyper-amortization period through June 11, 2014. The interest rate applicable to the Extra Space Self Storage Portfolio Mortgage Loans during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

 o MANAGEMENT. Extra Space Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Extra Space Self Storage Portfolio Mortgage Loans.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            1130 CONNECTICUT AVENUE

[PICTURE OF 1130 CONNECTICUT AVENUE PROPERTY OMITTED]




[PICTURE OF 1130 CONNECTICUT AVENUE PROPERTY OMITTED]


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12







                            1130 CONNECTICUT AVENUE

[MAP OF DOWNTOWN WASHINGTON DC OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            1130 CONNECTICUT AVENUE


                          LOAN INFORMATION
----------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                         Wachovia
 CUT-OFF DATE BALANCE                                      $58,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                          5.5%
 NUMBER OF MORTGAGE LOANS                                            1
 LOAN PURPOSE                                              Acquisition
                                                      Victor K. Tolkan
 SPONSOR                                     and Julia Springer Tolkan
 TYPE OF SECURITY                                                  Fee
 MORTGAGE RATE                                                  5.290%
 MATURITY DATE                                            May 11, 2011
 AMORTIZATION TYPE                                                 ARD
 INTEREST ONLY PERIOD                                               24
 ORIGINAL TERM / AMORTIZATION                                 84 / 360
 REMAINING TERM / AMORTIZATION                                82 / 360
 LOCKBOX                                                     Springing

 UP-FRONT RESERVES
   TAX/INSURANCE                 Yes
   ENGINEERING/REPLACEMENT(1)    $250,000
   TI/LC(2)                      $3,373,018
   OCCUPANCY(3)                  $7,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                 Yes
   REPLACEMENT                   $3,000

 ADDITIONAL FINANCING            Mezzanine/Secured Debt   $7,000,000

                                    TRUST ASSET         TOTAL DEBT
                                 ------------------- ----------------
 CUT-OFF DATE BALANCE               $58,500,000         $65,500,000
 CUT-OFF DATE BALANCE/SF               $267                $299
 CUT-OFF DATE LTV                      79.7%               89.2%
 MATURITY DATE LTV                     73.8%               83.4%
 UW DSCR ON NCF                        1.22x               1.00x
----------------------------------------------------------------------

(1) Includes $17,000 for immediate repairs identified by the engineer as well as $233,000 as pre-funded replacement reserves.

(2) Borrower deposited $3,373,018, with $1,173,018 relating to specific tenants and $2,200,000 serving as a general reserve for renewals and future tenants.

(3) To be released upon the following conditions: (a) $3,000,000 may be released when a lease is executed for at least 8,030 square feet with rental payments of no less than $56/SF and a term of at least 10 years;
      (b) $1,000,000 may be released when the tenant on this new lease takes occupancy and commences paying full, unabated rent; and (c) $3,000,000 may be released when Global Industries, Inc. takes occupancy and commences paying full, unabated rent. The entire escrow will be released if the annual rent collected from the Mortgaged Property equals or exceeds $7.2 million. Any disbursement from the occupancy reserve will be remitted to the holder of the subordinate debt described under "Subordinate Debt" below.


                     PROPERTY INFORMATION
-----------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                           1
 LOCATION                                    Washington, DC
 PROPERTY TYPE                                 Office - CBD
 SIZE (SF)                                          218,738
 OCCUPANCY AS OF MARCH 31, 2004                       89.8%
 YEAR BUILT / YEAR RENOVATED                    1986 / 1996
 APPRAISED VALUE                                $73,400,000
 PROPERTY MANAGEMENT                Penzance Management LLC
 UW ECONOMIC OCCUPANCY                                90.3%
 UW REVENUES                                     $8,113,421
 UW TOTAL EXPENSES                               $3,144,785
 UW NET OPERATING INCOME (NOI)                   $4,968,637
 UW NET CASH FLOW (NCF)                          $4,740,528
-----------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            1130 CONNECTICUT AVENUE



                                     TENANT SUMMARY
---------------------------------------------------------------------------------------
                                                                      NET      % OF NET
                                                   RATINGS(1)       RENTABLE   RENTABLE
                    TENANT                     MOODY'S/S&P/FITCH   AREA (SF)     AREA
---------------------------------------------------------------------------------------
American Insurance Association, Inc. ........       NR/NR/NR         44,693       20.4%
Starpower Communications ....................    Baa2/BBB+/BBB       12,100        5.5
Nichols-Dezenhall Communications ............       NR/NR/NR         11,414        5.2
Foundation For Health Sciences Research .....       NR/NR/NR         10,681        4.9
The Ferguson Company ........................       NR/NR/NR         10,482        4.8
NON-MAJOR TENANTS ...........................                       106,977       48.9
VACANT ......................................                        22,391       10.2
                                                                    -------      -----
TOTAL .......................................                       218,738      100.0%
                                                                    =======      =====



                                                                          % OF
                                                ACTUAL                   ACTUAL     DATE OF LEASE
                    TENANT                     RENT PSF   ACTUAL RENT     RENT        EXPIRATION
--------------------------------------------------------------------------------------------------
American Insurance Association, Inc. ........ $ 34.00     $1,519,562       21.1%  December 2008(2)
Starpower Communications .................... $ 42.16        510,079        7.1           May 2007
Nichols-Dezenhall Communications ............ $ 37.00        422,272        5.9          July 2005
Foundation For Health Sciences Research ..... $ 33.24        355,036        4.9      December 2004
The Ferguson Company ........................ $ 34.84        365,188        5.1       October 2007
NON-MAJOR TENANTS ........................... $ 37.79      4,042,433       56.0
VACANT ......................................                      0        0.0
                                                          ----------      -----
TOTAL .......................................             $7,214,569      100.0%
                                                          ==========      =====
--------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2) The tenant leases basement storage space for an additional $1,933 in annual rent. The lease for the storage space expires in August 2005.




                                              LEASE EXPIRATION SCHEDULE
-----------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-----------------------------------------------------------------------------------------------------------------------
  2004          3            $ 31.81       16,753           7.7%           7.7%            7.4%              7.4%
  2005          5            $ 36.36       17,842           8.2%          15.8%            9.0%             16.4%
  2006          3            $ 40.78       10,131           4.6%          20.4%            5.7%             22.1%
  2007          8            $ 37.27       37,517          17.2%          37.6%           19.4%             41.5%
  2008          2            $ 34.22       49,173          22.5%          60.1%           23.3%             64.8%
  2009          1            $ 39.00        1,875           0.9%          60.9%            1.0%             65.8%
  2010          1            $ 31.30        3,991           1.8%          62.8%            1.7%             67.6%
  2011          1            $ 34.00        7,432           3.4%          66.2%            3.5%             71.1%
  2012          3            $ 37.24       16,262           7.4%          73.6%            8.4%             79.4%
  2013          2            $ 37.41       12,791           5.8%          79.4%            6.6%             86.1%
  2014          4            $ 44.47       22,580          10.3%          89.8%           13.9%            100.0%
-----------------------------------------------------------------------------------------------------------------------

   * Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            1130 CONNECTICUT AVENUE

o THE LOAN. The Mortgage Loan (the "1130 Connecticut Avenue Loan") is secured by a first deed of trust encumbering an office building located in Washington, D.C. The 1130 Connecticut Avenue Loan represents approximately 5.5% of the Cut-Off Date Pool Balance. The 1130 Connecticut Avenue Loan was originated on April 21, 2004, and has a principal balance as of the Cut-Off Date of $58,500,000. The 1130 Connecticut Avenue Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

   The 1130 Connecticut Avenue Loan has a remaining term of 82 months to its anticipated repayment date of May 11, 2011. The 1130 Connecticut Avenue Loan may be prepaid on or after March 11, 2011, and permits defeasance with United States government obligations beginning two years after the Closing Date.

 o THE BORROWER. The borrower is Penzance 1130 Property Owner, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1130 Connecticut Avenue Loan. The sponsors are Julia Springer Tolkan and Victor K. Tolkan, founders of Penzance Properties, a District of Columbia based real estate firm, which owns, develops and/or manages office, industrial and retail properties in the District of Columbia area.

 o THE PROPERTY. The Mortgaged Property is an approximately 218,738 square foot office building situated on approximately 0.5 acres. The Mortgaged Property was constructed in 1986 and renovated in 1996. The Mortgaged Property is located in Washington, D.C. As of March 31, 2004, the occupancy rate for the Mortgaged Property securing the 1130 Connecticut Avenue Loan was approximately 89.8%.

   The largest tenant is American Insurance Association, Inc. ("American Insurance"), occupying approximately 44,693 square feet, or approximately 20.4% of the net rentable area. The American Insurance Association is a leading property casualty insurance trade organization, representing approximately 400 insurers. The American Insurance lease expires in December 2008. In addition, American Insurance also leases some basement storage space for which the lease expires in August 2005. The second largest tenant is Starpower Communications ("Starpower Communications"), occupying approximately 12,100 square feet, or approximately 5.5% of the net rentable area. Starpower Communications is a joint venture between Pepco Communications and RCN Corporation and provides bundled telecommunications services in the Washington, DC area. The Starpower Communications lease expires in May 2007. The third largest tenant is Nichols-Dezenhall Communications, now known as Dezenhall Resources ("Dezenhall Resources"), occupying approximately 11,414 square feet, or approximately 5.2% of the net rentable area. Dezenhall Resources provides public relations services to clients facing commercial crisis, conflict and controversy. The Dezenhall Resources lease expires in July 2005.

 o LOCK BOX ACCOUNT. If the 1130 Connecticut Avenue Loan is not repaid in full on or prior to March 11, 2011, or upon an event of default, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

 o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of May 11, 2011, if the 1130 Connecticut Avenue Loan is not paid in full, the 1130 Connecticut Avenue Loan enters into a hyper-amortization period through May 11, 2024. The interest rate applicable to the 1130 Connecticut Avenue Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

 o SUBORDINATE DEBT. A mezzanine loan in the amount of $7,000,000 was originated on April 21, 2004. The mezzanine loan is not an asset of the trust and is secured by a pledge of the equity interests of the borrower and a subordinate lien on the Mortgaged Property.

 o MANAGEMENT. Penzance Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 1130 Connecticut Avenue Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                CROSSROADS PLAZA


[PICTURE OF BEST BUY STORE AT CROSSROADS PLAZA PROPERTY OMITTED]



[PICTURE OF OLD NAVY STORE AT CROSSROADS PLAZA PROPERTY OMITTED]



[PICTURE OF VARIOUS OTHER TENANTS AT CROSSROADS PLAZA PROPERTY OMITTED]


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                CROSSROADS PLAZA

[MAP OF CARY, NORTH CAROLINA OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                CROSSROADS PLAZA


                       LOAN INFORMATION
----------------------------------------------------------------
 MORTGAGE LOAN SELLER                                  Citigroup
 CUT-OFF DATE BALANCE                                $57,500,000
 PERCENTAGE OF CUT-OFF DATE POOL                            5.4%
 BALANCE
 NUMBER OF MORTGAGE LOANS                                      1
 LOAN PURPOSE                                          Refinance
 SPONSOR                   Richard Langhorne and Richard Markham
 TYPE OF SECURITY                                            Fee
 MORTGAGE RATE                                            4.920%
 MATURITY DATE                                      May 11, 2014
 AMORTIZATION TYPE                                       Balloon
 INTEREST ONLY PERIOD                                         24
 ORIGINAL TERM / AMORTIZATION                          120 / 360
 REMAINING TERM / AMORTIZATION                         119 / 360
 LOCKBOX                                                     Yes
 UP-FRONT RESERVES
  TAX/INSURANCE             Yes
  ENGINEERING               $536,000
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE             Yes
 ADDITIONAL FINANCING                                       None

 CUT-OFF DATE BALANCE                                $57,500,000
 CUT-OFF DATE BALANCE/SF                                    $121
 CUT-OFF DATE LTV                                          79.3%
 MATURITY DATE LTV                                         68.5%
 UW DSCR ON NCF                                            1.35x
----------------------------------------------------------------



                    PROPERTY INFORMATION
--------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                        1
 LOCATION                                       Cary, NC
 PROPERTY TYPE                         Retail - Anchored
 SIZE (SF)                                       476,164
 OCCUPANCY AS OF MARCH 31, 2004                    99.4%
 YEAR BUILT / YEAR RENOVATED                   1991 / NA
 APPRAISED VALUE                             $72,500,000
 PROPERTY MANAGEMENT                Ronus Properties LLC
 UW ECONOMIC OCCUPANCY                             95.0%
 UW REVENUES                                  $7,255,701
 UW TOTAL EXPENSES                            $1,739,860
 UW NET OPERATING INCOME (NOI)                $5,515,841
 UW NET CASH FLOW (NCF)                       $4,955,652
--------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                CROSSROADS PLAZA


                                                     TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                              % OF
                                  RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------
Best Buy ..................    Baa3/BBB-/BBB       51,259       10.8%   $  7.00    $  358,813        5.8%   October 2006
Stein Mart ................       NR/NR/NR         36,000        7.6    $  6.20       223,200        3.6    October 2006
OfficeMax .................      Ba2/BB/NR         27,891        5.9    $  9.01       251,298        4.1    January 2007
Marshalls .................       A3/A/NR          26,920        5.7    $  7.50       201,900        3.3    January 2008
Michael's .................      Ba1/BB+/NR        26,751        5.6    $ 13.25       354,451        5.7   February 2010
NON-MAJOR TENANTS .........                       304,357       63.9    $ 15.81     4,810,925       77.6
VACANT ....................                         2,986        0.6                        0        0.0
                                                  -------      -----               ----------      -----
TOTAL .....................                       476,164      100.0%              $6,200,587      100.0%
                                                  =======      =====               ==========      =====
-------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.








                                              LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------------
  2004            3          $ 21.52        5,100           1.1%           1.1%            1.8%              1.8%
  2005            7          $ 16.98       30,493           6.4%           7.5%            8.4%             10.1%
  2006           17          $ 10.67      141,002          29.6%          37.1%           24.3%             34.4%
  2007           18          $ 12.68      116,776          24.5%          61.6%           23.9%             58.3%
  2008            6          $ 12.21       51,953          10.9%          72.5%           10.2%             68.5%
  2009            4          $ 21.29       11,000           2.3%          74.8%            3.8%             72.3%
  2010            4          $ 11.49       54,391          11.4%          86.3%           10.1%             82.4%
  2011            1          $ 18.00        4,500           0.9%          87.2%            1.3%             83.7%
  2012            2          $ 18.22       14,364           3.0%          90.2%            4.2%             87.9%
  2013            4          $ 17.23       43,599           9.2%          99.4%           12.1%            100.0%
  2014            0          $  0.00            0           0.0%          99.4%            0.0%            100.0%
-------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                CROSSROADS PLAZA

o THE LOAN. The Mortgage Loan (the "Crossroads Plaza Loan") is secured by a first mortgage encumbering an anchored retail center located in Cary, North Carolina. The Crossroads Plaza Loan represents approximately 5.4% of the Cut-Off Date Pool Balance. The Crossroads Plaza Loan was originated on May 5, 2004, and has a principal balance as of the Cut-Off Date of $57,500,000. The Crossroads Plaza Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

   The Crossroads Plaza Loan has a remaining term of 119 months and matures on May 11, 2014. The Crossroads Plaza Loan may be prepaid on or after January 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

   THE BORROWER. The borrower is Cary Crossroads LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Crossroads Plaza Loan. The sponsor of the borrower is Ronus, Inc. Ronus, Inc., with a $177.5 million net worth, is the US real estate investment company for Ronald de Waal. Mr. de Waal serves as a board member for Post Properties Inc. and The Body Shop International Plc, Vice Chairman for Saks, Inc., and Chairman for WE International BV.

o THE PROPERTY. The Mortgaged Property is an approximately 476,164 square foot anchored retail center situated on approximately 52.0 acres. The Mortgaged Property was constructed in 1991. The Mortgaged Property is located in Cary, North Carolina, within the Raleigh-Chapel Hill-Durham metropolitan statistical area. As of March 31, 2004, the occupancy rate for the Mortgaged Property securing the Crossroads Plaza Loan was approximately 99.4%.

   The largest tenant is Best Buy, occupying approximately 51,259 square feet, or approximately 10.8% of the net rentable area. Best Buy is a national retailer of consumer electronics, personal computers, entertainment software, and appliances. As of June 16, 2004, Best Buy was rated "Baa3" (Moody's) and "BBB-" (S&P). The Best Buy lease expires in October 2006. The second largest tenant is Stein Mart, occupying approximately 36,000 square feet, or approximately 7.6% of the net rentable area. Stein Mart sells moderate to brand-name apparel for women, men, and children as well as accessories, gifts, linens, and shoes. The Stein Mart lease expires in October 2006. The third largest tenant is OfficeMax, occupying approximately 27,891 square feet, or approximately 5.9% of the net rentable area. OfficeMax offers office products at high-volume and deep discounts in the United States and Puerto Rico. As of June 16, 2004, OfficeMax was rated "Ba2" (Moody's) and "BB" (S&P). The OfficeMax lease expires in January 2007.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are required to be deposited into a mortgagee-designated lock box account. As long as no default exists and the debt service coverage ratio for the Mortgaged Property does not fall below 1.10x, funds deposited into the lock box account are transferred daily to the borrower's operating account. If the debt service coverage ratio falls below 1.10x, cash flow deposited into the lockbox account will be used to pay debt service and fund monthly reserves and operating expenses, with the remainder held as additional collateral until the ratio increases to 1.15x, at which point funds in the lockbox account will again be disbursed on a daily basis to the borrower, and any prior cash flow deposits held as additional collateral will be released to the borrower; unless in each case the same is required to be placed in the replacement reserve escrow. In addition, excess cash flow must be deposited into the replacement reserve escrow for roof repairs if the trigger event has not occurred, but from and after the second year through the sixth year after loan origination on an annual basis if the borrower fails to expend certain threshold amounts on roof work.

o PARTIAL RELEASE. REI may have the right, subject to certain conditions, to complete a purchase of its leased premises, comprising approximately 21,000 square feet, for a purchase price of $1,700,000, in which event the REI parcel shall be released from the lender's deed of trust and the proceeds of the purchase placed in an escrow to be held as additional collateral for the remainder of the loan term, or disbursed to the borrower if the borrower partially defeases the loan in the amount of the purchase price proceeds.

o MANAGEMENT. Ronus Properties LLC is the property manager for the Mortgaged Property securing the Crossroads Plaza Loan. The property manager is affiliated with the borrower.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              24 WEST 57TH STREET



[PICTURE OF 24 WEST 57TH STREET PROPERTY OMITTED]


[PICTURE OF 24 WEST 57TH STREET PROPERTY OMITTED]


[PICTURE OF 24 WEST 57TH STREET PROPERTY OMITTED]



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              24 WEST 57TH STREET

[MAP OF MIDTOWN MANHATTAN, NEW YORK OMITTED]






This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              24 WEST 57TH STREET


                        LOAN INFORMATION
--------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                 Wachovia
 CUT-OFF DATE BALANCE                              $35,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                  3.3%
 NUMBER OF MORTGAGE LOANS                                    1
 LOAN PURPOSE                                      Acquisition
 SPONSOR                                            Ralph Sitt
 TYPE OF SECURITY                                          Fee
 MORTGAGE RATE                                          5.660%
 MATURITY DATE                                   June 11, 2009
 AMORTIZATION TYPE                                     Balloon
 INTEREST ONLY PERIOD                                       24
 ORIGINAL TERM / AMORTIZATION                         60 / 360
 REMAINING TERM / AMORTIZATION                        59 / 360
 LOCKBOX                                                   Yes

 UP-FRONT RESERVES
 TAX/INSURANCE                     Yes
 ENGINEERING                       $126,250

 ONGOING MONTHLY RESERVES
 TAX/INSURANCE                     Yes
 REPLACEMENT                       $  1,254

 ADDITIONAL FINANCING                                     None

 CUT-OFF DATE BALANCE                              $35,000,000
 CUT-OFF DATE BALANCE/SF                                  $349
 CUT-OFF DATE LTV                                        79.6%
 MATURITY DATE LTV                                       76.5%
 UW DSCR ON NCF                                          1.23x
--------------------------------------------------------------------




                     PROPERTY INFORMATION
-----------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                           1
 LOCATION                                      New York, NY
 PROPERTY TYPE                                 Office - CBD
 SIZE (SF)                                          100,334
 OCCUPANCY AS OF JUNE 1, 2004                         97.5%
 YEAR BUILT / YEAR RENOVATED                    1920 / 2002
 APPRAISED VALUE                                $44,000,000
 PROPERTY MANAGEMENT              Sitt Asset Management LLC
 UW ECONOMIC OCCUPANCY                                95.0%
 UW REVENUES                                     $4,686,282
 UW TOTAL EXPENSES                               $1,557,697
 UW NET OPERATING INCOME (NOI)                   $3,128,585
 UW NET CASH FLOW (NCF)                          $2,978,148
-----------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              24 WEST 57TH STREET



                                 TENANT SUMMARY
--------------------------------------------------------------------------------
                                                              NET      % OF NET
                                            RATINGS*        RENTABLE   RENTABLE
                TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA
--------------------------------------------------------------------------------
B.E. West 56th Street, LLC (Beacon
  Restaurant) .......................       NR/NR/NR         13,540       13.5%
The Timberland Company ..............       NR/NR/NR         11,486       11.4
Multiples, Inc. (Marian Goodman
  Gallery) . ........................       NR/NR/NR          9,872        9.8
Radu Physical Culture, Inc. .........       NR/NR/NR          4,604        4.6
Patrick Fratellone, MD ..............       NR/NR/NR          4,570        4.6
NON-MAJOR TENANTS ...................                        53,737       53.6
VACANT ..............................                         2,525        2.5
                                                             ------      -----
TOTAL ...............................                       100,334      100.0%
                                                            =======      =====
--------------------------------------------------------------------------------

                                                                  % OF
                                        ACTUAL                   ACTUAL    DATE OF LEASE
                TENANT                 RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------------------------------------------------------------------
B.E. West 56th Street, LLC (Beacon
  Restaurant) .......................  $21.60     $  292,516        7.1%  November 2018
The Timberland Company ..............  $39.00        447,954       10.9       June 2011
Multiples, Inc. (Marian Goodman
  Gallery) . ........................  $36.84        363,684        8.8       June 2008
Radu Physical Culture, Inc. .........  $34.65        159,529        3.9      April 2008
Patrick Fratellone, MD ..............  $49.38        225,667        5.5   November 2012
NON-MAJOR TENANTS ...................  $49.08      2,637,585       63.9
VACANT ..............................                      0        0.0
                                                  ----------      -----
TOTAL ...............................             $4,126,935      100.0%
                                                  ==========      =====
----------------------------------------------------------------------------------------


* Certain ratings are those of the parent whether or not the parent guarantees the lease.




                                              LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
------------------------------------------------------------------------------------------------------------------------
  2004            6          $ 40.97        9,648           9.6%           9.6%            9.6%             9.6%
  2005            7          $ 46.27        7,536           7.5%          17.1%            8.4%            18.0%
  2006            2          $ 49.57        3,341           3.3%          20.5%            4.0%            22.0%
  2007           10          $ 60.39       12,278          12.2%          32.7%           18.0%            40.0%
  2008            4          $ 39.00       18,999          18.9%          51.6%           18.0%            58.0%
  2009            2          $ 42.36        5,669           5.7%          57.3%            5.8%            63.8%
  2010            0          $  0.00            0           0.0%          57.3%            0.0%            63.8%
  2011            3          $ 43.60       19,078          19.0%          76.3%           20.2%            83.9%
  2012            1          $ 49.38        4,570           4.6%          80.8%            5.5%            89.4%
  2013            0          $  0.00            0           0.0%          80.8%            0.0%            89.4%
  2014            1          $ 46.00        3,150           3.1%          84.0%            3.5%            92.9%
------------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              24 WEST 57TH STREET

o THE LOAN. The Mortgage Loan (the "24 West 57th Street Loan") is secured by a first mortgage encumbering an office building located in New York, New York. The 24 West 57th Street Loan represents approximately 3.3% of the Cut-Off Date Pool Balance. The 24 West 57th Street Loan was originated on May 21, 2004, and has a principal balance as of the Cut-Off Date of $35,000,000. The 24 West 57th Street Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

   The 24 West 57th Street Loan has a remaining term of 59 months and matures on June 11, 2009. The 24 West 57th Street Loan may be prepaid on or after June 11, 2008, and permits defeasance with United States government obligations beginning two years after the Closing Date.

 o THE BORROWER. The borrower is 24 West 57th Realty LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 24 West 57th Street Loan. The sponsor is Ralph Sitt, a member of the Sitt Family, which owns and manages approximately 1.5 million square feet of commercial space throughout the United States.

 o THE PROPERTY. The Mortgaged Property is an approximately 100,334 square foot office building situated on approximately 0.2 acres. The Mortgaged Property was constructed in 1920 and renovated in 2002. The Mortgaged Property is located in New York, New York. As of June 1, 2004, the occupancy rate for the Mortgaged Property securing the 24 West 57th Street Loan was approximately 97.5%.

   The largest tenant is B.E. West 56th Street, LLC (the "Beacon Restaurant"), occupying approximately 13,540 square feet, or approximately 13.5% of the net rentable area. Established in 1996, the Beacon Restaurant is operated by Waldy Malouf and offers a sophisticated menu of grilled foods. The Beacon Restaurant lease expires in November 2018. The second largest tenant is The Timberland Company ("Timberland"), occupying approximately 11,486 square feet, or approximately 11.4% of the net rentable area. Timberland, founded in 1918, is one of the global leaders in designing, manufacturing and marketing outdoor footwear with products offered in leading department and specialty stores throughout North America, Europe, Asia and Latin America. The Timberland lease expires in June 2011. The third largest tenant is Multiples, Inc. (the "Marian Goodman Gallery"), occupying approximately 9,872 square feet, or approximately 9.8% of the net rentable area. Marian Goodman established the Marion Goodman Gallery at the Mortgaged Property in 1977 and primarily showcases European artists. The Marian Goodman Gallery lease expires in June 2008.

 o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagor-designated lock box account. At any time during the term of the 24 West 57th Street Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.15x for a 12 consecutive month period or (ii) upon the occurrence of an event of default under the loan documents, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

 o MANAGEMENT. Sitt Asset Management LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the 24 West 57th Street Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                 EASTDALE MALL



[PICTURE OF EASTDALE MALL PROPERTY OMITTED]


[PICTURE OF SEARS STORE AT EASTDALE MALL PROPERTY OMITTED]


[PICTURE OF PARISIAN STORE AT EASTDALE MALL PROPERTY OMITTED]



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                 EASTDALE MALL

[MAP OF MONTGOMERY, ALABAMA OMITTED]



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                 EASTDALE MALL


                     LOAN INFORMATION
-------------------------------------------------------------------
 MORTGAGE LOAN SELLER                             Wachovia
 CUT-OFF DATE BALANCE                          $32,563,845
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE              3.1%
 NUMBER OF MORTGAGE LOANS                                1
 LOAN PURPOSE                                    Refinance
 SPONSOR                                      Aronov, Inc.
 TYPE OF SECURITY                                      Fee
 MORTGAGE RATE                                      5.430%
 MATURITY DATE                               June 11, 2014
 AMORTIZATION TYPE                                     ARD
 ORIGINAL TERM / AMORTIZATION                    120 / 360
 REMAINING TERM / AMORTIZATION                   119 / 359
 LOCKBOX                                         Springing
 SHADOW RATING (S&P/FITCH)(1)                      BBB/BBB
 UP-FRONT RESERVES
  TAX/INSURANCE               Yes
  ENGINEERING(2)              $906,839
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE               Yes
  REPLACEMENT                 $6,072
 ADDITIONAL FINANCING(3)                              None
 CUT-OFF DATE BALANCE                          $32,563,845
 CUT-OFF DATE BALANCE/SF                               $67
 CUT-OFF DATE LTV                                    71.6%
 MATURITY DATE LTV                                   59.7%
 UW DSCR ON NCF                                      1.77x
-------------------------------------------------------------------

(1) S&P and Fitch have confirmed that the Eastdale Mall Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.
(2) Escrowed for roof replacement and re-paving of the parking lot, which is expected to be completed in the next 18 months.
(3) Although no mezzanine debt or secured subordinate debt is currently outstanding, the Eastdale Mall Loan permits, upon satisfaction of certain conditions set forth in the loan documents, the incurrence of debt secured by (i) pledges of equity interests in the borrower to a permitted mezzanine lender and/or (ii) a lien on the Mortgaged Property that is subordinate to the lien securing the Eastdale Mall Loan.


                        PROPERTY INFORMATION
-------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                1
 LOCATION                                         Montgomery, AL
 PROPERTY TYPE                                 Retail - Anchored
 SIZE (SF)                                               485,772
 OCCUPANCY AS OF MAY 7, 2004                               96.5%
 YEAR BUILT / YEAR RENOVATED                         1977 / 2001
 APPRAISED VALUE                                     $45,500,000
 PROPERTY MANAGEMENT              Aronov Realty Management, Inc.
 UW ECONOMIC OCCUPANCY                                     95.0%
 UW REVENUES                                          $7,580,558
 UW TOTAL EXPENSES                                    $3,332,408
 UW NET OPERATING INCOME (NOI)                        $4,248,149
 UW NET CASH FLOW (NCF)                               $3,905,114
-------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                 EASTDALE MALL



                                                            TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                              % OF
                                          RATINGS         RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
              TENANT                MOODY'S/S&P/FITCH*   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------
Anchor Tenants - Anchor Owned
Dillard's ........................       B2/BB/BB-        177,427                ANCHOR OWNED - NOT PART OF COLLATERAL
                                                          -------
 TOTAL ANCHOR OWNED ..............                        177,427
Anchor Tenants - Collateral
Sears ............................     Baa1/BBB/BBB+      143,504       29.5%   $  3.23    $  463,100       10.6%  September 2009
Parisian .........................      Ba3/BB/BB-        127,938       26.3    $  2.42       309,570        7.1     January 2015
                                                          -------   --------               ----------      -----
 TOTAL ANCHOR TENANTS ............                        271,442       55.9%   $  2.85    $  772,670       17.7%
TOP 5 TENANTS
Eastdale Cinemas 8 ...............        B3/B/NR          28,945        6.0%   $  2.49    $   72,001        1.7%     August 2007
Gap-Gap Kids .....................      Ba2/BB+/BB+         9,004        1.9    $ 11.84       106,607        2.4     January 2005
Casual / Petite / August Max .....       NR/NR/NR           8,300        1.7    $ 18.00       149,400        3.4   September 2012
Lenscrafters .....................      Caa1/NR/NR          7,263        1.5    $ 16.00       116,208        2.7   September 2007
Lerner New York ..................     Baa1/BBB+/NR         7,246        1.5    $ 10.00        72,460        1.7     January 2005
                                                          -------   --------               ----------      -----
 TOTAL TOP 5 TENANTS .............                         60,758       12.5%   $  8.50    $  516,676       11.9%
NON-MAJOR TENANTS ................                        136,452       28.1    $ 22.48     3,067,818       70.4
                                                          -------   --------               ----------      -----   ---------------
OCCUPIED COLLATERAL TOTAL ........                        468,652       96.5%   $  9.30    $4,357,164      100.0%
VACANT ...........................                         17,120        3.5
COLLATERAL TOTAL .................                        485,772      100.0%
PROPERTY TOTAL ...................                        663,199
-----------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.



                                              LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
------------------------------------------------------------------------------------------------------------------------
  2004          10            $22.79       17,853           3.7%           3.7%            9.3%             9.3%
  2005          18            $15.89       52,968          10.9%          14.6%           19.3%            28.7%
  2006           9            $25.87       11,493           2.4%          16.9%            6.8%            35.5%
  2007           6            $ 8.58       44,039           9.1%          26.0%            8.7%            44.2%
  2008           6            $25.39       11,425           2.4%          28.4%            6.7%            50.8%
  2009           9            $ 5.24      157,896          32.5%          60.9%           19.0%            69.8%
  2010           6            $20.19       21,186           4.4%          65.2%            9.8%            79.6%
  2011           1            $38.50        1,368           0.3%          65.5%            1.2%            80.8%
  2012           3            $23.88       11,704           2.4%          67.9%            6.4%            87.2%
  2013           3            $25.05        4,061           0.8%          68.8%            2.3%            89.6%
  2014           3            $21.56        6,721           1.4%          70.1%            3.3%            92.9%
------------------------------------------------------------------------------------------------------------------------

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                 EASTDALE MALL

o THE LOAN. The Mortgage Loan (the "Eastdale Mall Loan") is secured by a first mortgage encumbering a regional mall located in Montgomery, Alabama. The Eastdale Mall Loan represents approximately 3.1% of the Cut-Off Date Pool Balance. The Eastdale Mall Loan was originated on May 28, 2004, and has a principal balance as of the Cut-Off Date of $32,563,845.

  The Eastdale Mall Loan has a remaining term of 119 months to its anticipated repayment date of June 11, 2014. The Eastdale Mall Loan may be prepaid on or after December 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Eastdale Mall, L.L.C, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Eastdale Mall Loan. The sponsor of the borrower is Aronov Inc. Based in Montgomery, Alabama, Aronov Inc. owns, manages and has developed over 100 properties in 14 states, including 13 malls.

o THE PROPERTY. The Mortgaged Property is approximately 485,772 square feet of an approximately 663,199 square foot regional mall situated on approximately
  48.3 acres. The Mortgaged Property was constructed in 1977 and renovated in 2001. The Mortgaged Property is located in Montgomery, Alabama, within the Montgomery, Alabama metropolitan statistical area. As of May 7, 2004, the occupancy rate for the Mortgaged Property securing the Eastdale Mall Loan was approximately 96.5%.

  The anchor tenants at the Mortgaged Property are Dillard's Inc., Sears, Roebuck & Co., and Parisian, a subsidiary of Saks Incorporated. Dillard's Inc. owns its premises and land and is not part of the collateral. The largest tenant that is part of the Mortgaged Property is Sears, Roebuck & Co. ("Sears"), occupying 143,504 square feet, or approximately 29.5% of the net rentable area. Sears is a national retailer of apparel, home decor, and automotive products. As of June 7, 2004, Sears was rated "Baa1" (Moody's), "BBB" (S&P) and "BBB+" (Fitch). The Sears lease expires in September 2009. The second largest tenant that is part of the Mortgaged Property is Parisian ("Parisian"), occupying 127,938 square feet, or approximately 26.3% of the net rentable area. Parisian, a subsidiary of Saks Incorporated, is an upscale apparel and accessories department store retailer. As of June 7, 2004, Saks Incorporated was rated "Ba3" (Moody's), "BB" (S&P) and "BB-" (Fitch). The Parisian lease expires in January 2015. The third largest tenant that is part of the Mortgaged Property is Eastdale Cinemas 8 ("Eastdale Cinemas 8"), occupying 28,945 square feet, or 6.0% of the net rentable area. Eastdale Cinemas 8 is an eight screen movie theater operated by Carmike Cinemas, which operates approximately 300 theatres in 35 states. As of June 10, 2004, Carmike Cinemas was rated "B3" (Moody's) and "B" (S&P). The Eastdale Cinemas 8 lease expires in August 2007.

o LOCK BOX ACCOUNT. If the Eastdale Mall Loan is not repaid in full on or prior to the anticipated repayment date of June 11, 2014, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of June 11, 2014, if the Eastdale Mall Loan is not repaid in full, the Eastdale Mall Loan enters into a hyper-amortization period through June 11, 2034. The interest rate applicable to the Eastdale Mall Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o RELEASE OF PARCELS. The borrower may obtain the release of certain unimproved, non-income producing parcels upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that the proposed use of the release parcel is consistent with the use of the remaining Mortgaged Property, (ii) the borrower provides evidence that the remaining Mortgaged Property will be in compliance with all applicable laws and (iii) no event of default has occurred and is continuing. In addition, the borrower may obtain the release of an anchor tenant parcel (and a portion of the adjoining parking) upon the satisfaction of certain conditions, including, without limitation: (i) the payment of a release price (through partial defeasance) equal to the amount set forth in the mortgage (approximately 125% of the value of the anchor tenant parcel),
  (ii) delivery of rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates and (iii) no event of default has occurred and is continuing.

o MANAGEMENT. Aronov Realty Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Eastdale Mall Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ONE RIVERVIEW SQUARE

[PICTURE OF ONE RIVERVIEW SQUARE PROPERTY OMITTED]




[PICTURE OF ONE RIVERVIEW SQUARE PROPERTY OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ONE RIVERVIEW SQUARE

[MAP OF MIAMI, FLORIDA OMITTED]






This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ONE RIVERVIEW SQUARE


                       LOAN INFORMATION
------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                     Artesia
 CUT-OFF DATE BALANCE                                 $30,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                     2.8%
 NUMBER OF MORTGAGE LOANS                                       1
 LOAN PURPOSE                                           Refinance
 SPONSOR                            NGP Capital Partners III, LLC
 TYPE OF SECURITY                                             Fee
 MORTGAGE RATE                                             5.805%
 MATURITY DATE                                       May 11, 2011
 AMORTIZATION TYPE                                            ARD
 INTEREST ONLY PERIOD                                          24
 ORIGINAL TERM / AMORTIZATION                            84 / 360
 REMAINING TERM / AMORTIZATION                           82 / 360
 LOCKBOX                                                      Yes

 UP-FRONT RESERVES
   TAX/INSURANCE              Yes
   TI/LC(1)                   $5,200,000
   DEBT SERVICE(2)            $1,850,000
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE              Yes
   REPLACEMENT                $2,553
 ADDITIONAL FINANCING                                        None
 CUT-OFF DATE BALANCE                                 $30,000,000
 CUT-OFF DATE BALANCE/SF                                     $203
 CUT-OFF DATE LTV                                           77.9%
 MATURITY DATE LTV                                          72.7%
 UW DSCR ON NCF                                             1.38x
------------------------------------------------------------------------


(1) Reserve held until leasing, occupancy and rent commencement of the remaining vacant premises for a minimum term of 10 years, with minimum rents of $32 per square foot.

(2) Reserve held until such time as the tax abatements requested from the city and county have been approved. Such reserve was taken into account in determining net cash flow.


              PROPERTY INFORMATION
-----------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                 1
 LOCATION                                               Miami, FL
 PROPERTY TYPE                                       Office - CBD
 SIZE (SF)                                                147,917
 OCCUPANCY AS OF APRIL 29, 2004                             86.0%
 YEAR BUILT / YEAR RENOVATED                            2004 / NA
 APPRAISED VALUE                                      $38,500,000
 PROPERTY MANAGEMENT            Panther Management Services, Inc.
 UW ECONOMIC OCCUPANCY                                      90.0%
 UW REVENUES                                           $4,297,438
 UW TOTAL EXPENSES                                     $1,354,582
 UW NET OPERATING INCOME (NOI)                         $2,942,856
 UW NET CASH FLOW (NCF)                                $2,912,218
-----------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ONE RIVERVIEW SQUARE


                               TENANT SUMMARY
-------------------------------------------------------------------------------
                                                           NET      % OF NET
                                         RATINGS*        RENTABLE   RENTABLE
              TENANT                MOODY'S/S&P/FITCH   AREA (SF)     AREA
-------------------------------------------------------------------------------
United States Government .........     Aaa/AAA/AAA       127,210       86.0%
Vacant ...........................                        20,707       14.0
                                                         -------      -----
TOTAL ............................                       147,917      100.0%
                                                         =======      =====

---------------------------------------------------------------------------------------
                                      ACTUAL                     % OF        DATE OF
                                       RENT                     ACTUAL        LEASE
              TENANT                   PSF      ACTUAL RENT      RENT      EXPIRATION
---------------------------------------------------------------------------------------
United States Government .........   $ 29.89    $3,802,211       100.0%  December 2018
Vacant ...........................                       0         0.0
                                                ----------       -----
TOTAL ............................              $3,802,211       100.0%
                                                ==========       =====
---------------------------------------------------------------------------------------

* Certain ratings are more of the parent whether or not the parent guarantees the lease.




                                             LEASE EXPIRATION SCHEDULE
 ------------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
------------------------------------------------------------------------------------------------------------------------
  2018           2          $ 29.89        127,210        86.0%          86.0%           100.0%           100.0%
------------------------------------------------------------------------------------------------------------------------

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              ONE RIVERVIEW SQUARE

o THE LOAN. The Mortgage Loan (the "One Riverview Square Loan") is secured by a first deed of trust encumbering an office building located in Miami, Florida. The One Riverview Square Loan represents approximately 2.8% of the Cut-Off Date Pool Balance. The One Riverview Square Loan was originated on May 7, 2004, and has a principal balance as of the Cut-Off Date of $30,000,000. The One Riverview Square Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

  The One Riverview Square Loan has a remaining term of 82 months to its anticipated repayment date of May 11, 2011. The One Riverview Square Loan may be prepaid on or after March 11, 2011, and permits defeasance with United States government obligations beginning three years after its first payment date.

o THE BORROWER. The Borrower is NGP Miami River Associates LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Riverview Square Loan. The sponsor and indirect owner of the borrower is NGP Capital Partners III, LLC ("NGP"). NGP's business focus is the acquisition of commercial properties leased to the General Services Administration (GSA) and other investment grade tenants. In the aggregate, current members of NGP's management team, headed by Al Iudicello, a former executive level GSA employee, have acquired, financed, managed and sold more than $1 billion in government occupied properties and over $1 billion in investment grade commercial properties. One of NGP's management team members, Alexander Vahabzadeh, has over 15 years experience in the acquisition, development and disposition of diversified real estate assets and another, Kamal Bahamdan, has over 10 years experience investing in direct real estate investments and real estate funds.

o THE PROPERTY. The Mortgaged Property is an approximately 147,917 square foot office building situated on approximately 1.6 acres. The Mortgaged Property was constructed in 2004. The Mortgaged Property is located in Miami, Florida. As of April 29, 2004, the occupancy rate for the Mortgaged Property securing the One Riverview Square Loan was approximately 86.0%. The single tenant is the United States Government occupying approximately 127,210 square feet, or approximately 86.0% of the net rentable area. The United States Government lease expires in December 2018. The lease is executed by the General Services Administration (GSA) and the individual suites are occupied by the U.S. Equal Employment Opportunity Commission (EEOC) and the Department of Homeland Security's (DHS) U.S. Citizenship and Immigration Services (USCIS), formerly known as the Immigration and Naturalization Services (INS). As of the closing of the One Riverview Square Loan a tenant improvement and leasing commission reserve of $5,200,000 is in place for the vacant eighth floor. These funds will be released upon leasing, occupancy and rent commencement of the vacant premises for a minimum term of 10 years, with minimum rents of $32 per square foot. In addition, an upfront reserve in the amount of $1,850,000 is held by the lender until such time as the tax abatements requested from the city and county have been approved.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of May 11, 2011, if the One Riverview Square Loan is not paid in full, the One Riverview Square Loan enters into a hyper-amortization period through May 11, 2034. The interest rate applicable to the One Riverview Square Loan during such hyper-amortization period will increase to the greater of 4% over the mortgage rate or 4.1% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Panther Management Services, Inc. is the property manager for the Mortgaged Property securing the One Riverview Square Loan. Panther Management Services, Inc. is a division of Panther Real Estate Partners, a diversified, opportunistic real estate organization headquartered in Miami, Florida. Through its affiliated corporations and partnerships Panther Real Estate Partners provides expertise in property acquisitions, asset and property management, construction management, leasing, financing, and dispositions. In the aggregate, Dan Sirlin and Jeff Krinsky, the principals of Panther Real Estate Partners, have acquired, developed, restructured, and managed real estate assets and partnerships valued in excess of $750,000,000 including over 400,000 square feet of office buildings, 2,000 apartment units, and more than 1,000,000 square feet of mixed use developments.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              POINTE AT WELLINGTON

[PICTURE OF POINTE AT WELLINGTON PROPERTY OMITTED]




[PICTURE OF LA FITNESS STORE AT POINTE AT WELLINGTON PROPERTY OMITTED]




This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              POINTE AT WELLINGTON

[MAP OF WELLINGTON, FLORIDA OMITTED]






This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              POINTE AT WELLINGTON


                         LOAN INFORMATION
----------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                 Wachovia
 CUT-OFF DATE BALANCE                              $22,856,383
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                  2.1%
 NUMBER OF MORTGAGE LOANS                                    1
 LOAN PURPOSE                                        Refinance
 SPONSOR                                         Richard Gertz
 TYPE OF SECURITY                                          Fee
 MORTGAGE RATE                                          6.230%
 MATURITY DATE                               December 11, 2013
 AMORTIZATION TYPE                                         ARD
 ORIGINAL TERM / AMORTIZATION                        120 / 360
 REMAINING TERM / AMORTIZATION                       113 / 353
 LOCKBOX                                             Springing

 UP-FRONT RESERVES
  TAX/INSURANCE              Yes
  OCCUPANCY(1)               $7,811,000

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE              Yes
  TI/LC(2)                   $    3,750
  REPLACEMENT                $    1,109

 ADDITIONAL FINANCING                                     None

 CUT-OFF DATE BALANCE                              $22,856,383
 CUT-OFF DATE BALANCE/SF                                  $172
 CUT-OFF DATE LTV                                         66.4%
 MATURITY DATE LTV                                        57.1%
 UW DSCR ON NCF                                           1.67x
----------------------------------------------------------------------

(1) Letters of credit to be released upon the achievement of certain occupancy and/or rental income thresholds at the Mortgaged Property. The borrower provided the letters of credit as additional security during final construction and lease-up. It is anticipated that all thresholds will be achieved by the end of 2004.


(2)   Capped at $225,000.


                      PROPERTY INFORMATION
-------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                             1
 LOCATION                                      Wellington, FL
 PROPERTY TYPE                       Retail - Shadow Anchored
 SIZE (SF)                                            133,089
 OCCUPANCY AS OF APRIL 28, 2004                        100.0%
 YEAR BUILT / YEAR RENOVATED                        2003 / NA
 APPRAISED VALUE                                  $34,400,000
 PROPERTY MANAGEMENT                Merin Hunter Codman, Inc.
 UW ECONOMIC OCCUPANCY                                  95.0%
 UW REVENUES                                       $4,120,160
 UW TOTAL EXPENSES                                 $1,232,918
 UW NET OPERATING INCOME (NOI)                     $2,887,242
 UW NET CASH FLOW (NCF)                            $2,826,685
-------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              POINTE AT WELLINGTON


                                 TENANT SUMMARY
--------------------------------------------------------------------------------
                                                              NET      % OF NET
                                            RATINGS*        RENTABLE   RENTABLE
                TENANT                 MOODY'S/S&P/FITCH   AREA (SF)     AREA
------------------------------------- ------------------- ----------- ----------
LA Fitness ..........................       NR/NR/NR         41,000       30.8%
Thomasville Furniture ...............      NR/BBB/NR         12,000        9.0
Olive Garden (Ground Lease) .........    Baa1/BBB+/BBB+       7,405        5.6
Blackwelder's Furniture .............       NR/NR/NR          7,015        5.3
Smokey Bones (Ground Lease) .........    Baa1/BBB+/BBB+       6,887        5.2
NON-MAJOR TENANTS ...................                        58,782       44.2
VACANT ..............................                             0        0.0
                                                             ------      -----
TOTAL ...............................                       133,089      100.0%
                                                            =======      =====
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------
                                                                  % OF
                                        ACTUAL                   ACTUAL    DATE OF LEASE
                TENANT                 RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------- ---------- ------------- ---------- --------------
LA Fitness ..........................  $ 21.00    $  861,000       26.7%   October 2018
Thomasville Furniture ...............  $ 22.00       264,000        8.2      March 2014
Olive Garden (Ground Lease) .........  $ 16.88       124,996        3.9    October 2013
Blackwelder's Furniture .............  $ 26.00       182,390        5.6   February 2009
Smokey Bones (Ground Lease) .........  $ 14.52        99,999        3.1    October 2013
NON-MAJOR TENANTS ...................  $ 28.85     1,696,125       52.5
VACANT ..............................                      0        0.0
                                                  ----------      -----
TOTAL ...............................             $3,228,511      100.0%
                                                  ==========      =====
----------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.




                                             LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------
                            WA BASE                                  CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING       ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------
  2004            0        $  0.00            0           0.0%           0.0%            0.0%             0.0%
  2005            0        $  0.00            0           0.0%           0.0%            0.0%             0.0%
  2006            0        $  0.00            0           0.0%           0.0%            0.0%             0.0%
  2007            0        $  0.00            0           0.0%           0.0%            0.0%             0.0%
  2008            9        $ 29.31       17,130          12.9%          12.9%           15.6%            15.6%
  2009            5        $ 28.34       12,752           9.6%          22.5%           11.2%            26.7%
  2010            0        $  0.00            0           0.0%          22.5%            0.0%            26.7%
  2011            0        $  0.00            0           0.0%          22.5%            0.0%            26.7%
  2012            0        $  0.00            0           0.0%          22.5%            0.0%            26.7%
  2013           11        $ 22.58       32,468          24.4%          46.8%           22.7%            49.4%
  2014            6        $ 26.15       23,979          18.0%          64.9%           19.4%            68.9%
-------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              POINTE AT WELLINGTON

o THE LOAN. The Mortgage Loan (the "Pointe at Wellington Loan") is secured by a first mortgage encumbering a shadow anchored retail center located in Wellington, Florida. The Pointe at Wellington Loan represents approximately 2.1% of the Cut-Off Date Pool Balance. The Pointe at Wellington Loan was originated on December 11, 2003, and has a principal balance as of the Cut-Off Date of $22,856,383.

   The Pointe at Wellington Loan has a remaining term of 113 months to its anticipated repayment date of December 11, 2013. The Pointe at Wellington Loan may be prepaid on or after September 11, 2013, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrower is The Centre at Wellington Green, Ltd., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Pointe at Wellington Loan. The sponsor of the borrower is Richard D. Gertz, a member of Gertz Builders and Developers, Inc., a third generation, family-owned real estate development firm based in Florida's Palm Beach and Broward counties.

o THE PROPERTY. The Mortgaged Property is an approximately 133,089 square foot shadow anchored retail center situated on approximately 21.3 acres. The Mortgaged Property was constructed in 2003. The Mortgaged Property is located in Wellington, Florida, within the Miami-Fort Lauderdale-Miami Beach, Florida metropolitan statistical area. As of April 28, 2004, the occupancy rate for the Mortgaged Property securing the Pointe at Wellington Loan was approximately 100.0%. The Mortgaged Property is shadowed by the Mall at Wellington Green, a 1.3 million square foot regional mall owned and operated by Taubman Centers, Inc.

   The largest tenant is LA Fitness ("LA Fitness"), occupying approximately 41,000 square feet, or approximately 30.8% of the net rentable area. LA Fitness owns and operates athletic clubs in California, Arizona, Florida, Pennsylvania, New Jersey, New York, Connecticut and Georgia. The LA Fitness lease expires in October 2018. The second largest tenant is Thomasville Furniture Industries, Inc. ("Thomasville Furniture"), occupying approximately 12,000 square feet, or approximately 9.0% of the net rentable area. Thomasville Furniture is a subsidiary of Furniture Brands International, Inc. ("FBN"), one of the largest residential furniture manufacturers in the United States. As of June 7, 2004, FBN was rated "BBB" (S&P). The Thomasville Furniture lease expires in March 2014. The third largest tenant is Olive Garden ("Olive Garden"), occupying approximately 7,405 square feet on a ground lease, or approximately 5.6% of the net rentable area. Olive Garden, a subsidiary of Darden Restaurants, Inc. ("Darden"), is an international operator of casual-dining restaurants. As of June 7, 2004, Darden was rated "Baa1" (Moody's), "BBB+" (S&P) and "BBB+" (Fitch). The Olive Garden lease expires in October 2013.

o LOCK BOX ACCOUNT. If the Pointe at Wellington Loan is not repaid in full on or prior to October 11, 2013, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lock box account.

 o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of December 11, 2013, if the Pointe at Wellington Loan is not paid in full, the Pointe at Wellington Loan enters into a hyper-amortization period through December 11, 2033. The interest rate applicable to the Pointe at Wellington Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

 o MANAGEMENT. Merin Hunter Codman, Inc. is the property manager for the Mortgaged Property securing the Pointe at Wellington Loan. Merin Hunter Codman, Inc. is a full service commercial real estate investment advisory and brokerage firm based in Palm Beach County, Florida.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            HAMPTON BAYS TOWN CENTER



[PICTURE OF HAMPTON BAYS TOWN CENTER PROPERTY OMITTED]


[PICTURE OF HAMPTON BAYS TOWN CENTER PROPERTY OMITTED]


[PICTURE OF HAMPTON BAYS TOWN CENTER PROPERTY OMITTED]


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            HAMPTON BAYS TOWN CENTER

[MAP OF LONG ISLAND, NEW YORK OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            HAMPTON BAYS TOWN CENTER


                       LOAN INFORMATION
----------------------------------------------------------------
 MORTGAGE LOAN SELLER                               Wachovia
 CUT-OFF DATE BALANCE                            $20,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                1.9%
 NUMBER OF MORTGAGE LOANS                                  1
 LOAN PURPOSE                                      Refinance
 SPONSOR                  Robert Morrow and Richard Goldberg
 TYPE OF SECURITY                                        Fee
 MORTGAGE RATE                                        5.050%
 MATURITY DATE                                 June 11, 2014
 AMORTIZATION TYPE                                   Balloon
 INTEREST ONLY PERIOD                                     24
 ORIGINAL TERM / AMORTIZATION                      120 / 360
 REMAINING TERM / AMORTIZATION                     119 / 360
 LOCKBOX                                                None

 UP-FRONT RESERVES
   TAX                           Yes
   ESTOPPEL*                     $2,500,000

 ONGOING MONTHLY RESERVES
   TAX                           Yes
   REPLACEMENT                   $933

 ADDITIONAL FINANCING                                   None

 CUT-OFF DATE BALANCE                            $20,500,000
 CUT-OFF DATE BALANCE/SF                                $199
 CUT-OFF DATE LTV                                      71.9%
 MATURITY DATE LTV                                     62.3%
 UW DSCR ON NCF                                        1.71x
----------------------------------------------------------------

* Reserve held pending the receipt of clean estoppels certifying mandatory criteria to be satisfied by both the Town of Southampton and Eckerd Drug tenants.


                       PROPERTY INFORMATION
------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                    1
 LOCATION                                           Hampton Bays, NY
 PROPERTY TYPE                                     Retail - Anchored
 SIZE (SF)*                                                  102,956
 OCCUPANCY AS OF MAY 17, 2004*                                 95.5%
 YEAR BUILT / YEAR RENOVATED                               2004 / NA
 APPRAISED VALUE                                         $28,500,000
 PROPERTY MANAGEMENT                       Kenilworth Equities, LTD.
 UW ECONOMIC OCCUPANCY                                         95.0%
 UW REVENUES                                              $2,811,284
 UW TOTAL EXPENSES                                          $506,426
 UW NET OPERATING INCOME (NOI)                            $2,304,858
 UW NET CASH FLOW (NCF)                                   $2,264,818
------------------------------------------------------------------------

 * Does not include 8 multifamily units, containing in the aggregate 10,000 square feet.




NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            HAMPTON BAYS TOWN CENTER


                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                     NET      % OF NET                              % OF
                                  RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------
King Kullen Grocery Co. ....       NR/NR/NR         40,000       38.9%    $20.00    $  800,000       34.2%      June 2027
Eckerd Drug ................       NR/NR/NR          9,665        9.4     $20.07       193,977        8.3       June 2024
Town of Southampton ........       NR/NR/NR          9,200        8.9     $30.00       276,000       11.8        May 2019
Hudson City Savings Bank ...       NR/NR/NR          4,500        4.4     $26.00       117,000        5.0     August 2019
Washington Mutual Bank .....       A3/A-/A           4,000        3.9     $31.25       125,000        5.4   November 2013
NON-MAJOR TENANTS ..........                        30,991       30.1     $26.60       824,400       35.3
VACANT .....................                         4,600        4.5                        0        0.0
                                                    ------      -----               ----------      -----
TOTAL(2) ...................                       102,956      100.0%              $2,336,377      100.0%
                                                   =======      =====               ==========      =====
--------------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2) In addition, the collateral contains 8 multifamily units containing approximately 10,000 square feet.




                                             LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------
                            WA BASE                                  CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING       ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------
  2004          0          $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2005          0          $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2006          0          $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2007          1          $31.88        1,167           1.1%           1.1%            1.6%             1.6%
  2008          2          $24.44        4,126           4.0%           5.1%            4.3%             5.9%
  2009          0          $ 0.00            0           0.0%           5.1%            0.0%             5.9%
  2010          1          $25.00        2,110           2.0%           7.2%            2.3%             8.2%
  2011          0          $ 0.00            0           0.0%           7.2%            0.0%             8.2%
  2012          4          $28.02        9,165           8.9%          16.1%           11.0%            19.2%
  2013          8          $27,24       18,423          17.9%          34.0%           21.5%            40.6%
  2014          0          $ 0.00            0           0.0%          34.0%            0.0%            40.6%
-------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                            HAMPTON BAYS TOWN CENTER

 o THE LOAN. The Mortgage Loan (the "Hampton Bays Town Center Loan") is secured by a first mortgage encumbering an anchored retail center located in Hampton Bays, New York. The Hampton Bays Town Center Loan represents approximately 1.9% of the Cut-Off Date Pool Balance. The Hampton Bays Town Center Loan was originated on May 21, 2004, and has a principal balance as of the Cut-Off Date of $20,500,000. The Hampton Bays Town Center Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.


     The Hampton Bays Town Center Loan has a remaining term of 119 months and matures June 11, 2014. The Hampton Bays Town Center Loan may be prepaid on or after April 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.


 o THE BORROWER. The borrower is Hamptons Ponquogue LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hampton Bays Town Center Loan. The sponsors of the borrower are Robert Morrow and Richard Goldberg. Robert Morrow owns and manages approximately 30 commercial and/or multifamily properties in the eastern United States. Richard Goldberg is an experienced real estate investor with numerous investments in retail and multifamily properties.


 o THE PROPERTY. The Mortgaged Property is an approximately 102,956 square foot anchored retail center situated on approximately 8.5 acres. The Mortgaged Property was constructed in 2004. The Mortgaged Property is located in Hampton Bays, New York, within the New York-Northern New Jersey-Long Island, New York-New Jersey-Pennsylvania metropolitan statistical area. As of May 17, 2004, the occupancy rate for the Mortgaged Property securing the Hampton Bays Town Center Loan was approximately 95.5%.


     The largest tenant is King Kullen Grocery Co. ("King Kullen"), occupying 40,000 square feet, or approximately 38.9% of the net rentable area. King Kullen operates approximately 50 supermarkets, mainly on Long Island, New York. The King Kullen lease expires in June 2027. The second largest tenant is Eckerd Drug ("Eckerd"), occupying 9,665 square feet, or approximately 9.4% of the net rentable area. Eckerd is a national drug store operator offering prescription medications and health and beauty products. The Eckerd lease expires in June 2024. The third largest tenant is the Town of Southampton ("Town of Southampton"), occupying 9,200 square feet, or 8.9% of the net rentable area. The Town of Southampton is approximately 80 miles east of New York City and encompasses approximately 128 square miles on the South Fork of Long Island, New York. The Town of Southampton lease expires in May 2019.

 o   LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

 o MANAGEMENT. Kenilworth Equities, LTD., an affiliate of one of the sponsors, is the property manager for the Mortgaged Property securing the Hampton Bays Town Center Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                             COLE COMPANY PORTFOLIO




                                       LOAN INFORMATION
-----------------------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                             Wachovia
 CUT-OFF DATE BALANCE                                                          $19,635,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                              1.8%
 NUMBER OF MORTGAGE LOANS                                                                6
 LOAN PURPOSE                                                                  Acquisition
 SPONSOR                                  Cole Credit Property Fund II Limited Partnership
 TYPE OF SECURITY                                                                      Fee
 MORTGAGE RATE                                                                      4.460%
 MATURITY DATE                                                                May 11, 2011
 AMORTIZATION TYPE                                                       Interest Only ARD
 INTEREST ONLY PERIOD                                                                   84
 ORIGINAL TERM / AMORTIZATION                                                      84 / IO
 REMAINING TERM / AMORTIZATION                                                     82 / IO
 LOCKBOX                                                                         Springing

 UP-FRONT RESERVES                                                                    None

 ONGOING MONTHLY RESERVES                                                             None

 ADDITIONAL FINANCING                                                                 None

 CUT-OFF DATE BALANCE                                                         $19,635,000
 CUT-OFF DATE BALANCE/SF                                                             $101
 WA CUT-OFF DATE LTV                                                                66.2%
 WA MATURITY DATE LTV                                                               66.2%
 WA UW DSCR ON NCF                                                                  2.43x
-----------------------------------------------------------------------------------------------



[PICTURE OF WALGREENS STORE IN COLE COMPANY PORTFOLIO PROPERTY OMITTED]





              PROPERTY INFORMATION
----------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                 6
 LOCATION                                 Various
 PROPERTY TYPE                            Various
 SIZE (SF)                                194,699
 OCCUPANCY AS OF VARIOUS DATES             100.0%
 YEAR BUILT / YEAR RENOVATED    Various / Various
 APPRAISED VALUE                      $29,670,000
 PROPERTY MANAGEMENT   Fund Realty Advisors, Inc.
 UW ECONOMIC OCCUPANCY                      97.8%
 UW REVENUES                           $2,378,504
 UW TOTAL EXPENSES                       $138,865
 UW NET OPERATING INCOME (NOI)         $2,239,639
 UW NET CASH FLOW (NCF)                $2,127,910
----------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                             COLE COMPANY PORTFOLIO


                                     COLE COMPANY PORTFOLIO SUMMARY
--------------------------------------------------------------------------------------------------------
                                    RATINGS*                        CUT-OFF DATE
                                    MOODY'S/         PROPERTY           LOAN        YEAR   NET RENTABLE
PROPERTY NAME                      S&P/FITCH           TYPE            BALANCE     BUILT     AREA (SF)
--------------------------------------------------------------------------------------------------------
 AT&T Wireless -- Santa
   Clara, CA ..................   Baa2/BBB/BBB  Light Industrial    $ 6,032,000     2002       33,257
 Best Buy -- Las Cruces, NM ...   Baa3/BBB-/NR  Anchored Retail       3,809,000     2002       30,000
 TJ Maxx -- Staunton, VA ......     A3/A/NR     Anchored Retail       3,116,000     1988       78,823
 Walgreens -- Crossville, TN ..    Aa3/A+/NR    Anchored Retail       2,753,000     2001       15,070
 Staples -- Angola, IN ........  Baa2/BBB-/BBB  Anchored Retail       1,999,000     2000       24,049
 Walgreens -- Tulsa, OK .......    Aa3/A+/NR    Anchored Retail       1,926,000     1994       13,500
                                                                    -----------                ------
 TOTAL/AVERAGE ................                                     $19,635,000               194,699
                                                                    ===========               =======
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                 CUT OFF DATE                               UNDERWRITTEN      DATE OF
                                    BALANCE      APPRAISED       ANNUAL          NET           LEASE
PROPERTY NAME                       PER SF         VALUE          RENT        CASH FLOW     EXPIRATION
--------------------------------------------------------------------------------------------------------
 AT&T Wireless -- Santa
   Clara, CA ..................      $181       $ 8,810,000   $  719,352     $  659,557      May 2018
 Best Buy -- Las Cruces, NM ...      $127         5,860,000      469,500        402,907    January 2013
 TJ Maxx -- Staunton, VA ......      $ 40         4,800,000      413,821        306,862    October 2012
 Walgreens -- Crossville, TN ..      $183         4,300,000      324,000        312,773     March 2061
 Staples -- Angola, IN ........      $ 83         3,000,000      247,705        225,855   February 2015
 Walgreens -- Tulsa, OK .......      $143         2,900,000      228,150        219,956    August 2044
                                                -----------   ----------     ----------
 TOTAL/AVERAGE ................      $101       $29,670,000   $2,402,528     $2,127,910
                                                ===========   ==========     ==========
--------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                          HIGHLAND PINETREE APARTMENTS


                    LOAN INFORMATION
----------------------------------------------------------
MORTGAGE LOAN SELLER                       Wachovia
CUT-OFF DATE BALANCE                    $18,200,000
PERCENTAGE OF CUT-OFF DATE POOL
BALANCE                                        1.7%
NUMBER OF MORTGAGE LOANS                          1
LOAN PURPOSE                              Refinance
SPONSOR                                Dell Dohrman
TYPE OF SECURITY                                Fee
MORTGAGE RATE                                4.560%
MATURITY DATE                          May 11, 2014
AMORTIZATION TYPE                 Interest Only ARD
INTEREST ONLY PERIOD                            120
ORIGINAL TERM / AMORTIZATION               120 / IO
REMAINING TERM / AMORTIZATION              118 / IO
LOCKBOX                                   Springing
SHADOW RATING (S&P/FITCH)*                  BBB/BBB

UP-FRONT RESERVES
ENGINEERING             $253,125

ONGOING MONTHLY
RESERVES
REPLACEMENT             $6,819

ADDITIONAL FINANCING                           None

CUT-OFF DATE BALANCE                    $18,200,000
CUT-OFF DATE                                $56,875
BALANCE/UNIT
CUT-OFF DATE LTV                              58.7%
MATURITY DATE LTV                             58.7%
UW DSCR ON NCF                                2.63x
----------------------------------------------------------

* S&P and Fitch have confirmed that the Highland Pinetree Apartments Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.

[PICTURE OF HIGHLAND PINETREE APARTMENTS PROPERTY OMITTED]





                       PROPERTY INFORMATION
------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                              1
 LOCATION                                        Fullerton, CA
 PROPERTY TYPE                      Multifamily - Conventional
 SIZE (UNITS)                                              320
 OCCUPANCY AS OF APRIL 19, 2004                          97.8%
 YEAR BUILT / YEAR RENOVATED                       1972 / 2004
 APPRAISED VALUE                                   $31,000,000
 PROPERTY MANAGEMENT                      Advanced Real Estate
                                                Services, Inc.
 UW ECONOMIC OCCUPANCY                                   95.0%
 UW REVENUES                                        $3,582,510
 UW TOTAL EXPENSES                                  $1,314,080
 UW NET OPERATING INCOME (NOI)                      $2,268,430
 UW NET CASH FLOW (NCF)                             $2,186,600
------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                          HIGHLAND PINETREE APARTMENTS


                                           HIGHLAND PINETREE APARTMENTS
-------------------------------------------------------------------------------------------------------------------
                                               APPROXIMATE UNIT     APPROXIMATE
         UNIT MIX             NO. OF UNITS         SIZE (SF)         NRA (SF)      % OF NRA         RENTAL RATE
-------------------------------------------------------------------------------------------------------------------
Studio ...................         146                531              77,526         35.7%             $825
1 BR/1 BA ................          42                606              25,452         11.7              $940
2 BR/1 BA ................          44                771              33,924         15.6             $1,150
2 BR/2 BA ................          88                910              80,080         36.9             $1,250
                                   ---                                 ------        -----
TOTAL/WTD. AVG.  .........         320                678             216,982        100.0%       $1,002/$1.48/SF
                                   ===                                =======        =====
-------------------------------------------------------------------------------------------------------------------



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                COWESSET CORNERS


                 LOAN INFORMATION
--------------------------------------------------------
MORTGAGE LOAN SELLER                   Wachovia
CUT-OFF DATE BALANCE                $17,430,000
PERCENTAGE OF CUT-OFF DATE POOL            1.6%
BALANCE
NUMBER OF MORTGAGE LOANS                      1
LOAN PURPOSE                        Acquisition
SPONSOR                                     TBD
TYPE OF SECURITY                            Fee
MORTGAGE RATE                            5.800%
MATURITY DATE                     June 11, 2014
AMORTIZATION TYPE                           ARD
INTEREST ONLY PERIOD                         48
ORIGINAL TERM / AMORTIZATION          120 / 360
REMAINING TERM / AMORTIZATION         119 / 360
LOCKBOX                                     Yes

UP-FRONT RESERVES
  TAX                   Yes
  ENGINEERING           $28,981
  OCCUPANCY(1)          $500,000
ONGOING MONTHLY RESERVES
  TAX                   Yes
  REPLACEMENT           $1,322
  TI/LC(2)              $4,809

ADDITIONAL
FINANCING(3)                               None

CUT-OFF DATE BALANCE                $17,430,000
CUT-OFF DATE BALANCE/SF                    $121
CUT-OFF DATE LTV                          80.0%
MATURITY DATE LTV                         73.3%
UW DSCR ON NCF                            1.20x
--------------------------------------------------------

(1) Borrower deposited $500,000 into a reserve to be used for re-leasing the Candle Corporation space. In addition, the borrower has assigned the payment of any rents by the Candle Corporation to this reserve account.
(2) Capped at $100,000; however, if Stop and Shop gives notice that it does not intend to renew its lease then the monthly escrow for the payment dates in June 2007 through November 2007 is adjusted to reach a cap of $200,000, or if Stop and Shop renews, the cap is reduced to $50,000.
(3) Although no mezzanine debt is currently outstanding, the Cowesset Corners Loan permits, upon satisfaction of certain conditions set forth in the loan documents, the incurrence of debt secured by pledges of the indirect equity interests in the borrower to a permitted mezzanine lender.

[PICTURE OF COWESSET CORNERS PROPERTY OMITTED]





                   PROPERTY INFORMATION
---------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                       1
 LOCATION                                   Warwick, RI
 PROPERTY TYPE                        Retail - Anchored
 SIZE (SF)                                      144,265
 OCCUPANCY AS OF APRIL 1, 2004*                  100.0%
 YEAR BUILT / YEAR RENOVATED                1987 / 1999
 APPRAISED VALUE                            $21,800,000
 PROPERTY MANAGEMENT                AmCap, Incorporated
 UW ECONOMIC OCCUPANCY                            96.0%
 UW REVENUES                                 $2,245,545
 UW TOTAL EXPENSES                             $724,974
 UW NET OPERATING INCOME (NOI)               $1,520,571
 UW NET CASH FLOW (NCF)                      $1,477,797
---------------------------------------------------------------

*     Includes the Candle Corporation which has vacated the Mortgaged Property.





NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                COWESSET CORNERS


                                                     TENANT SUMMARY
-------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                              % OF
                                 RATINGS(1)       RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------
Stop & Shop ...............      B1/BB/BB-         55,532       38.5%   $ 9.50     $  527,554       30.5%   October 2007
The Fabric Place . ........       NR/NR/NR         25,030       17.4    $ 9.99        250,050       14.5   February 2008
Candle Corporation(2) .....     Baa2/BBB-/NR       17,059       11.8    $12.00        204,708       11.8   December 2005
Fashion Bug ...............      B2/BB-/NR          8,333        5.8    $10.00         83,330        4.8    January 2006
Applebee's ................       NR/NR/NR          5,599        3.9    $11.25         62,989        3.6    January 2015
NON-MAJOR TENANTS .........                        32,712       22.7    $18.31        598,960       34.7
VACANT ....................                             0        0.0                        0        0.0
                                                   ------      -----               ----------      -----
TOTAL .....................                       144,265      100.0%              $1,727,591      100.0%
                                                  =======      =====               ==========      =====
-------------------------------------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2) The Candle Corporation has vacated the Mortgaged Property and ceased paying rent; however, negotiations are ongoing for past due rent as well as the payment of rent through the Candle Corporation lease expiration date. Any potential payments have been assigned to the mortgagee as additional collateral for the loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              MONTELENA APARTMENTS


                          LOAN INFORMATION
-------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                    Wachovia
 CUT-OFF DATE BALANCE                                 $17,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                     1.6%
 NUMBER OF MORTGAGE LOANS                                       1
 LOAN PURPOSE                                         Acquisition
 SPONSOR                                          Myron Lieberman
 TYPE OF SECURITY                                             Fee
 MORTGAGE RATE                                             4.610%
 MATURITY DATE                                     April 11, 2009
 AMORTIZATION TYPE                                            ARD
 INTEREST ONLY PERIOD                                          24
 ORIGINAL TERM / AMORTIZATION                            60 / 360
 REMAINING TERM / AMORTIZATION                           57 / 360
 LOCKBOX                                                Springing

 UP-FRONT RESERVES
   TAX                  Yes
   ENGINEERING          $47,438

 ONGOING MONTHLY RESERVES
   TAX                  Yes
   REPLACEMENT          $ 4,583

 ADDITIONAL FINANCING                                        None

 CUT-OFF DATE BALANCE                                 $17,000,000
 CUT-OFF DATE BALANCE/UNIT                                $77,273
 CUT-OFF DATE LTV                                           75.6%
 MATURITY DATE LTV                                          72.0%
 UW DSCR ON NCF                                             1.20x
-------------------------------------------------------------------------


[PICTURE OF MONTELANA APARTMENTS PROPERTY OMITTED]





                       PROPERTY INFORMATION
-----------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                              1
 LOCATION                                           Pomona, CA
 PROPERTY TYPE                      Multifamily - Conventional
 SIZE (UNITS)                                              220
 OCCUPANCY AS OF MARCH 22, 2004                          90.9%
 YEAR BUILT / YEAR RENOVATED                         1971 / NA
 APPRAISED VALUE                                   $22,500,000
 PROPERTY MANAGEMENT                              Self-managed
 UW ECONOMIC OCCUPANCY                                   88.0%
 UW REVENUES                                        $2,202,371
 UW TOTAL EXPENSES                                    $889,981
 UW NET OPERATING INCOME (NOI)                      $1,312,390
 UW NET CASH FLOW (NCF)                             $1,257,390
-----------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              MONTELENA APARTMENTS


                                        MONTELENA APARTMENTS
-----------------------------------------------------------------------------------------------------
                                             APPROXIMATE    APPROXIMATE     % OF         RENTAL
         UNIT MIX           NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)      NRA           RATE
-----------------------------------------------------------------------------------------------------
Studio ...................        28             455           12,740        7.9%            $  775
1 BR/1 BA ................       152             742          112,784       70.3             $  950
2 BR/1 BA ................        40             874           34,960       21.8             $1,110
                                 ---                          -------      -----
TOTAL/WTD. AVG.  .........       220             729          160,484      100.0%    $ 957/$1.31/SF
                                 ===                          =======      =====
-----------------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                       GLENRIDGE POINTE OFFICE BUILDINGS


                   LOAN INFORMATION
-----------------------------------------------------------------
MORTGAGE LOAN SELLER                             Wachovia
CUT-OFF DATE BALANCE                          $16,500,000
PERCENTAGE OF CUT-OFF DATE POOL                      1.6%
BALANCE
NUMBER OF MORTGAGE LOANS                                1
LOAN PURPOSE                                  Acquisition
SPONSOR                          Highwoods Realty Limited
                                              Partnership
TYPE OF SECURITY                                      Fee
MORTGAGE RATE                                      4.840%
MATURITY DATE                                May 11, 2014
AMORTIZATION TYPE                                     ARD
INTEREST ONLY PERIOD                                   48
ORIGINAL TERM / AMORTIZATION                    120 / 360
REMAINING TERM / AMORTIZATION                   118 / 360
LOCKBOX                                         Springing

UP-FRONT RESERVES            None

ONGOING MONTHLY RESERVES     None

ADDITIONAL FINANCING                                 None

CUT-OFF DATE BALANCE                          $16,500,000
CUT-OFF DATE BALANCE/SF                               $89
CUT-OFF DATE LTV                                    68.8%
MATURITY DATE LTV                                   62.0%
UW DSCR ON NCF                                      1.57x
-----------------------------------------------------------------



[PICTURE OF GLENRIDGE POINTE OFFICE BUILDNGS PROPERTY OMITTED]





                      PROPERTY INFORMATION
-------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                            1
 LOCATION                                        Atlanta, GA
 PROPERTY TYPE                             Office - Suburban
 SIZE (SF)                                           185,141
 OCCUPANCY AS OF APRIL 6, 2004                         91.1%
 YEAR BUILT / YEAR RENOVATED                     1972 / 1999
 APPRAISED VALUE                                 $24,000,000
 PROPERTY MANAGEMENT                Highwoods Realty Limited
                                                 Partnership
 UW ECONOMIC OCCUPANCY                                 85.0%
 UW REVENUES                                      $3,297,981
 UW TOTAL EXPENSES                                $1,397,500
 UW NET OPERATING INCOME (NOI)                    $1,900,481
 UW NET CASH FLOW (NCF)                           $1,635,157
-------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                       GLENRIDGE POINTE OFFICE BUILDINGS


                               TENANT SUMMARY
--------------------------------------------------------------------------------
                                                                    % OF NET
                                      RATINGS*       NET RENTABLE   RENTABLE
             TENANT              MOODY'S/S&P/FITCH     AREA (SF)      AREA
--------------------------------------------------------------------------------
Crawford and Company ..........       NR/NR/NR           79,085        42.7%
AmTrust Mortgage Corporation ..       NR/NR/NR           14,597         7.9
Communicorp, Inc. .............       A2/A/A+            12,998         7.0
Fain Major Wiley ..............       NR/NR/NR           11,651         6.3
Keller Williams ...............       NR/NR/NR           11,389         6.2
NON-MAJOR TENANTS .............                          38,902        21.0
VACANT ........................                          16,519         8.9
                                                         ------       -----
TOTAL .........................                         185,141       100.0%
                                                        =======       =====
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
                                  ACTUAL                  % OF ACTUAL   DATE OF LEASE
             TENANT              RENT PSF   ACTUAL RENT       RENT        EXPIRATION
-------------------------------------------------------------------------------------
Crawford and Company .......... $ 21.23     $1,678,975        47.6%    September 2008
AmTrust Mortgage Corporation .. $ 18.15        264,936         7.5      December 2011
Communicorp, Inc. ............. $ 22.62        294,015         8.3      December 2007
Fain Major Wiley .............. $ 23.07        268,789         7.6           May 2009
Keller Williams ............... $ 21.18        241,275         6.8           May 2007
NON-MAJOR TENANTS ............. $ 19.95        776,214        22.0
VACANT ........................                      0         0.0
                                            ----------       -----
TOTAL .........................             $3,524,202       100.0%
                                            ==========       =====
-------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                         CONAGRA DISTRIBUTION FACILITY


                        LOAN INFORMATION
----------------------------------------------------------------
 MORTGAGE LOAN SELLER                                 Wachovia
 CUT-OFF DATE BALANCE                              $16,400,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                  1.5%
 NUMBER OF MORTGAGE LOANS                                    1
 LOAN PURPOSE                                      Acquisition
 SPONSOR                               Haleakala Ranch Company
 TYPE OF SECURITY                                          Fee
 MORTGAGE RATE                                          5.920%
 MATURITY DATE                                   July 11, 2014
 AMORTIZATION TYPE                                         ARD
 ORIGINAL TERM / AMORTIZATION                        120 / 360
 REMAINING TERM / AMORTIZATION                       120 / 360
 LOCKBOX                                             Springing

 UP-FRONT RESERVES                                        None

 ONGOING MONTHLY RESERVES                                 None

 ADDITIONAL FINANCING*                                    None

 CUT-OFF DATE BALANCE                              $16,400,000
 CUT-OFF DATE BALANCE/SF                                   $23
 CUT-OFF DATE LTV                                        50.3%
 MATURITY DATE LTV                                       42.6%
 UW DSCR ON NCF                                          1.69x
----------------------------------------------------------------

* Although no secured subordinated debt is currently outstanding, the ConAgra Distribution Facility Loan permits, upon satisfaction of certain conditions set forth in the loan documents, the incurrence of debt (a) secured by a lien on the Mortgaged Property that is subordinate to the lien securing the ConAgra Distribution Facility and/or (b) secured by pledges of the indirect equity interests in the borrower to a permitted mezzanine lender.

[PICTURE OF CONAGRA DISTRIBUTION FACILITY PROPERTY OMITTED]





                     PROPERTY INFORMATION
----------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                         1
 LOCATION                                     Modesto , CA
 PROPERTY TYPE                      Industrial - Warehouse
 SIZE (SF)                                         726,299
 OCCUPANCY AS OF JUNE 10, 2004                      100.0%
 YEAR BUILT / YEAR RENOVATED                     2002 / NA
 APPRAISED VALUE                               $32,600,000
 PROPERTY MANAGEMENT                          Self-managed
 UW ECONOMIC OCCUPANCY                              100.0%
 UW REVENUES                                    $2,186,160
 UW TOTAL EXPENSES                                 $43,723
 UW NET OPERATING INCOME (NOI)                  $2,142,437
 UW NET CASH FLOW (NCF)                         $1,971,180
----------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                         CONAGRA DISTRIBUTION FACILITY


                                 TENANT SUMMARY
--------------------------------------------------------------------------------
                                    RATINGS*       NET RENTABLE      % OF NET
            TENANT             MOODY'S/S&P/FITCH     AREA (SF)    RENTABLE AREA
--------------------------------------------------------------------------------
ConAgra Foods, Inc. .........    Baa1/BBB+/BBB+      729,400           100.0%
                                                     -------           -----
TOTAL .......................                        729,400           100.0%
                                                     =======           =====
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                                ACTUAL                  % OF ACTUAL   DATE OF LEASE
            TENANT             RENT PSF   ACTUAL RENT       RENT       EXPIRATION
------------------------------------------------------------------------------------
ConAgra Foods, Inc. .........   $ 2.99    $ 2,182,872       100.0%    August 2013
                                          -----------       -----
TOTAL .......................             $ 2,182,872       100.0%
                                          ===========       =====
------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                         BROADSTONE HEIGHTS APARTMENTS


                              LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                           Wachovia
 CUT-OFF DATE BALANCE                                        $15,250,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                            1.4%
 NUMBER OF MORTGAGE LOANS                                              1
 LOAN PURPOSE                                                Acquisition
 SPONSOR                                       Robert Robotti, Marc Paul
 TYPE OF SECURITY                                                    Fee
 MORTGAGE RATE                                                    5.800%
 MATURITY DATE                                              May 11, 2014
 AMORTIZATION TYPE                                                   ARD
 INTEREST ONLY PERIOD                                                 60
 ORIGINAL TERM / AMORTIZATION                                  120 / 360
 REMAINING TERM / AMORTIZATION                                 118 / 360
 LOCKBOX                                                             Yes

 UP-FRONT RESERVES
   TAX/INSURANCE        Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE        Yes
   REPLACEMENT          $2,411

 ADDITIONAL FINANCING                                               None
 CUT-OFF DATE BALANCE                                        $15,250,000
 CUT-OFF DATE BALANCE/UNIT                                       $70,602
 CUT-OFF DATE LTV                                                  73.0%
 MATURITY DATE LTV                                                 68.1%
 UW DSCR ON NCF                                                    1.25x
--------------------------------------------------------------------------------


[PICTURE OF BROADSTONE HEIGHTS APARTMENTS PROPERTY OMITTED]





                       PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                              1
 LOCATION                                      Albuquerque, NM
 PROPERTY TYPE                      Multifamily - Conventional
 SIZE (UNITS)                                              216
 OCCUPANCY AS OF APRIL 20, 2004                          98.2%
 YEAR BUILT / YEAR RENOVATED                         2003 / NA
 APPRAISED VALUE                                   $20,900,000
 PROPERTY MANAGEMENT                 Alliance Residential, LLC
 UW ECONOMIC OCCUPANCY                                   87.8%
 UW REVENUES                                        $2,168,834
 UW TOTAL EXPENSES                                    $776,131
 UW NET OPERATING INCOME (NOI)                      $1,392,702
 UW NET CASH FLOW (NCF)                             $1,338,702
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                         BROADSTONE HEIGHTS APARTMENTS


                                       BROADSTONE HEIGHTS APARTMENTS
-----------------------------------------------------------------------------------------------------------
                             NO. OF     APPROXIMATE UNIT     APPROXIMATE                       RENTAL
UNIT MIX                      UNITS         SIZE (SF)          NRA (SF)      % OF NRA           RATE
-----------------------------------------------------------------------------------------------------------
1 BR/1 BA ...............       72              880             63,360          27.2%            $780
2 BR/2 BA ...............      112            1,135            127,120          54.7             $920
3 BR/2 BA ...............       32            1,314             42,048          18.1            $1,150
                               ---                             -------         -----
TOTAL/WTD. AVG. .........      216            1,077            232,528         100.0%       $907/$0.84/SF
-----------------------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                          GREENPOINT INDUSTRIAL CENTER


                   LOAN INFORMATION
--------------------------------------------------------
MORTGAGE LOAN SELLER                      Wachovia
CUT-OFF DATE BALANCE                   $14,983,705
PERCENTAGE OF CUT-OFF DATE POOL               1.4%
BALANCE
NUMBER OF MORTGAGE LOANS                         1
LOAN PURPOSE                             Refinance
SPONSOR                               Morty Yashar
TYPE OF SECURITY                               Fee
MORTGAGE RATE                               5.540%
MATURITY DATE                        June 11, 2014
AMORTIZATION TYPE                          Balloon
ORIGINAL TERM / AMORTIZATION             120 / 360
REMAINING TERM / AMORTIZATION            119 / 359
LOCKBOX                                  Springing

UP-FRONT RESERVES
  TAX/INSURANCE           Yes
  ENGINEERING             $59,375
  ENVIRONMENTAL           $ 1,000

ONGOING MONTHLY RESERVES
  TAX/INSURANCE           Yes
  TI/LC                   $ 8,856
  REPLACEMENT             $ 3,542

ADDITIONAL FINANCING                          None

CUT-OFF DATE BALANCE                   $14,983,705
CUT-OFF DATE BALANCE/SF                        $35
CUT-OFF DATE LTV                             74.9%
MATURITY DATE LTV                            62.7%
UW DSCR ON NCF                               1.30x
--------------------------------------------------------



[PICTURE OF GREENPOINT INDUSTRIAL CENTER PROPERTY OMITTED]





                        PROPERTY INFORMATION
-------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                 1
 LOCATION                                            Brooklyn, NY
 PROPERTY TYPE                      Industrial - Light Industrial
 SIZE (SF)                                                425,080
 OCCUPANCY AS OF MAY 21, 2004                               97.6%
 YEAR BUILT / YEAR RENOVATED                          1931 / 1995
 APPRAISED VALUE                                      $20,000,000
 PROPERTY MANAGEMENT                                 Self-managed
 UW ECONOMIC OCCUPANCY                                      95.0%
 UW REVENUES                                           $2,350,068
 UW TOTAL EXPENSES                                       $873,592
 UW NET OPERATING INCOME (NOI)                         $1,476,475
 UW NET CASH FLOW (NCF)                                $1,329,849
-------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                          GREENPOINT INDUSTRIAL CENTER


                                  TENANT SUMMARY
----------------------------------------------------------------------------------
                                     RATINGS(1)      NET RENTABLE      % OF NET
             TENANT              MOODY'S/S&P/FITCH     AREA (SF)    RENTABLE AREA
----------------------------------------------------------------------------------
Product Development Corp. .....       NR/NR/NR           46,000          10.8%
US Furniture ..................       NR/NR/NR           26,000           6.1
Walter P. Sauer ...............       NR/NR/NR           22,600           5.3
MacWear . .....................       NR/NR/NR           22,000           5.2
Corporate Liquidators .........       NR/NR/NR           21,550           5.1
NON-MAJOR TENANTS .............                         276,930          65.1
VACANT ........................                          10,000           2.4
                                                        -------         -----
TOTAL . .......................                         425,080         100.0%
                                                        =======         =====
----------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                  ACTUAL                  % OF ACTUAL     DATE OF LEASE
             TENANT              RENT PSF   ACTUAL RENT       RENT          EXPIRATION
------------------------------------------------------------------------------------------
Product Development Corp. .....   $ 8.10    $  372,564        16.2%         December 2006
US Furniture ..................   $ 3.88       100,932         4.4         September 2005
Walter P. Sauer ...............   $ 4.36        98,520         4.3     Multiple Spaces(2)
MacWear . .....................   $ 5.15       113,256         4.9          December 2012
Corporate Liquidators .........   $ 5.50       118,560         5.1           October 2007
NON-MAJOR TENANTS .............   $ 5.41     1,498,428        65.1
VACANT ........................                      0         0.0
                                            ----------       -----
TOTAL . .......................             $2,302,260       100.0%
                                            ==========       =====
------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2) Under the terms of multiple leases, 22,000 square feet ($92,280 annual rent) expire in November 2005, and 600 square feet ($6,240 annual rent) expire in June 2004.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                HIGHRIDGE CENTRE


                    LOAN INFORMATION
---------------------------------------------------------
 MORTGAGE LOAN SELLER                       Citigroup
 CUT-OFF DATE BALANCE                     $14,484,410
 PERCENTAGE OF CUT-OFF DATE POOL                 1.4%
 BALANCE
 NUMBER OF MORTGAGE LOANS                           1
 LOAN PURPOSE                               Refinance
 SPONSOR                               Kevin D. Cogan
 TYPE OF SECURITY                                 Fee
 MORTGAGE RATE                                 4.950%
 MATURITY DATE                           May 11, 2014
 AMORTIZATION TYPE                            Balloon
 ORIGINAL TERM / AMORTIZATION               120 / 360
 REMAINING TERM / AMORTIZATION              119 / 359
 LOCKBOX                                    Springing

 UP-FRONT RESERVES
  TAX/INSURANCE            Yes
  ENGINEERING              $1,250

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE            Yes
  REPLACEMENT              $3,209

 ADDITIONAL FINANCING                            None

 CUT-OFF DATE BALANCE                     $14,484,410
 CUT-OFF DATE BALANCE/SF                          $75
 CUT-OFF DATE LTV                               68.6%
 MATURITY DATE LTV                              56.4%
 UW DSCR ON NCF                                 1.52x
---------------------------------------------------------



[PICTURE OF HIGHRIDGE CENTRE PROPERTY OMITTED]





                 PROPERTY INFORMATION
-----------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                       1
 LOCATION                                                     Macon, GA
 PROPERTY TYPE                                        Office - Suburban
 SIZE (SF)                                                      192,545
 OCCUPANCY AS OF MARCH 31, 2004                                  100.0%
 YEAR BUILT / YEAR RENOVATED                                  1988 / NA
 APPRAISED VALUE                                            $21,100,000
 PROPERTY MANAGEMENT            Grubb & Ellis Management Services, Inc.
 UW ECONOMIC OCCUPANCY                                            93.0%
 UW REVENUES                                                 $3,076,016
 UW TOTAL EXPENSES                                           $1,384,303
 UW NET OPERATING INCOME (NOI)                               $1,691,713
 UW NET CASH FLOW (NCF)                                      $1,411,267
-----------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                                HIGHRIDGE CENTRE


                                  TENANT SUMMARY
----------------------------------------------------------------------------------
                                     RATINGS(1)      NET RENTABLE      % OF NET
             TENANT              MOODY'S/S&P/FITCH     AREA (SF)    RENTABLE AREA
----------------------------------------------------------------------------------
IKON Office Solutions .........      Ba2/BB/NR           82,323          42.8%
Access Integrated Network .....       NR/NR/NR           30,800          16.0
Secure Health Plans of
  Georgia .....................       NR/NR/NR           16,646           8.6
Merrill Lynch .................      Aa3/A+/AA-          13,049           6.8
Progressive Casualty
  Insurance ...................       NR/NR/NR            9,249           4.8
NON-MAJOR TENANTS .............                          40,478          21.0
VACANT ........................                               0           0.0
                                                         ------         -----
TOTAL .........................                         192,545         100.0%
                                                        -------         -----
----------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                  ACTUAL                  % OF ACTUAL     DATE OF LEASE
             TENANT              RENT PSF   ACTUAL RENT       RENT          EXPIRATION
------------------------------------------------------------------------------------------
IKON Office Solutions ......... $ 16.99     $1,398,707        42.8%    Multiple Spaces(2)
Access Integrated Network ..... $ 17.50        539,000        16.5          December 2013
Secure Health Plans of
  Georgia ..................... $ 16.00        266,336         8.2           January 2010
Merrill Lynch ................. $ 16.00        208,784         6.4          December 2005
Progressive Casualty
  Insurance ................... $ 17.00        157,233         4.8              June 2007
NON-MAJOR TENANTS ............. $ 17.23        697,459        21.3
VACANT ........................                      0         0.0
                                            ----------       -----
TOTAL .........................             $3,267,518       100.0%
                                            ----------       -----
------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.
(2) Under the terms of multiple leases, 59,768 square feet expire in October 2009, and 22,555 square feet expire in Feburary 2011.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              THE LAKE APARTMENTS


                  LOAN INFORMATION
------------------------------------------------------
 MORTGAGE LOAN SELLER                     Wachovia
 CUT-OFF DATE BALANCE                  $14,000,000
 PERCENTAGE OF CUT-OFF DATE POOL              1.3%
 BALANCE
 NUMBER OF MORTGAGE LOANS                        1
 LOAN PURPOSE                            Refinance
 SPONSOR                              Morty Yashar
 TYPE OF SECURITY                              Fee
 MORTGAGE RATE                              4.260%
 MATURITY DATE                       June 11, 2009
 AMORTIZATION TYPE                             ARD
 INTEREST ONLY PERIOD                           24
 ORIGINAL TERM / AMORTIZATION             60 / 360
 REMAINING TERM / AMORTIZATION            59 / 360
 LOCKBOX                                 Springing

 UP-FRONT RESERVES
  TAX/INSURANCE               Yes
  ENGINEERING           $  13,294

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE               Yes
  REPLACEMENT           $   3,753

 ADDITIONAL FINANCING                         None

 CUT-OFF DATE BALANCE                  $14,000,000
 CUT-OFF DATE BALANCE/UNIT                $102,941
 CUT-OFF DATE LTV                            79.1%
 MATURITY DATE LTV                           75.1%
 UW DSCR ON NCF                              1.24x
------------------------------------------------------



[PICTURE OF THE LAKE APARTMENTS PROPERTY OMITTED]





                     PROPERTY INFORMATION
-------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                          1
 LOCATION                                    Fullerton, CA
 PROPERTY TYPE                  Multifamily - Conventional
 SIZE (UNITS)                                          136
 OCCUPANCY AS OF APRIL 30, 2004                      96.3%
 YEAR BUILT / YEAR RENOVATED                   1972 / 2004
 APPRAISED VALUE                               $17,700,000
 PROPERTY MANAGEMENT       Preferred Realty Advisors, Inc.
 UW ECONOMIC OCCUPANCY                               90.9%
 UW REVENUES                                    $1,854,157
 UW TOTAL EXPENSES                                $785,889
 UW NET OPERATING INCOME (NOI)                  $1,068,268
 UW NET CASH FLOW (NCF)                         $1,023,237
-------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12

                              THE LAKE APARTMENTS

                                           THE LAKE APARTMENTS
----------------------------------------------------------------------------------------------------------
                             NO. OF       APPROXIMATE      APPROXIMATE       % OF            RENTAL
         UNIT MIX             UNITS     UNIT SIZE (SF)       NRA (SF)        NRA              RATE
----------------------------------------------------------------------------------------------------------
Studio ..................       14             411             5,754          5.3%            $875
1 BR/1 BA ...............       30             690            20,700         19.0            $1,100
1 BR/1 BA ...............       32             744            23,808         21.8            $1,200
1 BR/1 BA ...............       18             800            14,400         13.2            $1,250
1 BR/1 BA (den) .........       18           1,000            18,000         16.5            $1,375
2 BR/2 BA ...............       24           1,100            26,400         24.2            $1,525
                                --                            ------        -----
TOTAL/WTD. AVG. .........      136             802           109,062        100.0%      $1,232/$1.54/SF
                               ===                           =======        =====
----------------------------------------------------------------------------------------------------------

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
o GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex
  A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

o SIGNIFICANT SPONSOR CONCENTRATIONS.



                                                                               AGGREGATE
                                      # OF                                      CUT-OFF
                                     LOANS/            LOAN           LOAN        DATE
SPONSOR                            PROPERTIES         NUMBERS        GROUP      BALANCE
--------------------------------- ------------ -------------------- ------- ---------------
Trizec Properties, Inc. .........       1/1             1             1        $119,298,859
Tamir Sapir .....................       1/1             2             1        $ 82,000,000
Kenneth M. Wolley ...............     11/11    24,28,45,52,61,64,     1        $ 61,770,000
                                                 66,70,74,85,89
Victor K. Tolkan and Julia              1/1             3             1        $ 58,500,000
 Springer Tolkan ................
Richard Longhorn and                    1/1             4             1        $ 57,500,000
 Richard Markham ................



                                      % OF         % OF
                                    CUT-OFF       CUT-OFF
                                   DATE POOL   DATE GROUP 1    CUT-OFF               MORTGAGE
SPONSOR                             BALANCE       BALANCE     DATE LTV     DSCR        RATE
--------------------------------- ----------- -------------- ---------- ---------- -----------
Trizec Properties, Inc. .........     11.2%         12.6%        63.8%      2.13x      5.068%
Tamir Sapir .....................      7.7%          8.6%        54.7%      1.81x      5.304%
Kenneth M. Wolley ...............      5.8%          6.5%        80.0%      2.19x      4.300%
Victor K. Tolkan and Julia             5.5%          6.2%        79.7%      1.22x      5.290%
 Springer Tolkan ................
Richard Longhorn and                   5.4%          6.1%        79.3%      1.35x      4.920%
 Richard Markham ................

o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing approximately 7.7% of the Cut-Off Date Pool Balance (8.6% of the Cut-Off Date Group 1 Balance), are each cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. In addition to the loans described below under "Co-Lender Loans", in the case of 2 Mortgage Loans, representing 4.6% of the Cut-Off Date Pool Balance (5.2% of the Cut-Off Date Group 1 Balance), the related loan documents provide that (a) the borrower may incur, with lender consent required, additional secured debt and/or (b) the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. With respect to 1 Mortgage Loan, representing approximately 0.8% of the Cut-Off Date Pool Balance (0.9% of the Cut-Off Date Group 1 Balance), the related borrower, under certain circumstances, may incur additional unsecured indebtedness other than in the ordinary course of business and without the consent of the mortgagee. With respect to 1 Mortgage Loan, representing approximately 5.5% of the Cut-Off Date Pool Balance (1 Mortgage Loan in Loan Group 1 or 6.2% of the Cut-Off Date Group 1 Balance), there is existing subordinated debt secured by the mortgaged property, subject to the terms of a subordination and standstill agreement in favor of the lender. In addition, the related subordinate lender has taken a security interest in the equity interest in the borrower. With respect to 4 Mortgage Loans, representing approximately 13.9% of the Cut-Off Date Pool Balance (15.5% of the Cut-Off Date Group 1 Balance), the related mortgage loan documents provide that, under certain circumstances, ownership interests in the related borrowers may be pledged as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In addition, substantially all of the Mortgage Loans permit the related borrower to incur limited indebtedness in the ordinary course of business or for capital expenditures that is not secured by the related Mortgaged Property. Furthermore, certain of the Mortgage Loans do not prohibit the related borrower from incurring additional unsecured debt or an owner of an


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

  interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity.


o CO-LENDER LOANS. Eight (8) companion loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "Co-Lender Loans") (identified as loan numbers 2, 27 and 90 on Annex A-1 to the preliminary prospectus supplement) have a Cut-Off Date Balance of $95,391,626 representing 9.0% of the Cut-Off Date Pool Balance (9.8% of the Cut-Off Date Group 1 Balance and 2.1% of the Cut-Off Date Group 2 Balance). Each Co-Lender Loan and its related companion loan(s) are cross-defaulted. No companion loan is part of the trust fund. Each Co-Lender Loan is subject to the terms of an intercreditor agreement. One of these Co-Lender Loans (the "11 Madison Avenue Loan") is part of a split loan structure where three companion loans that are part of this split loan structure are pari passu in right of entitlement to payment with the 11 Madison Avenue Loan (the "11 Madison Avenue Pari Passu Loans") and three companion loans that are part of this split loan structure are subordinate in certain respects to the 11 Madison Avenue Loan and the 11 Madison Avenue Pari Passu Loans. The 11 Madison Avenue Loan will be split into a pooled component and a non-pooled component. The pooled component of the 11 Madison Avenue Loan will represent 7.7% of the Cut-Off Date Pool Balance (8.6% of the Cut-Off Date Group 1 Balance). The Certificates (other than the Class MAD Certificates) will be entitled to distributions from the 11 Madison Avenue Pooled Component. With respect to the other two (2) Co-Lender Loans, the holders of the companion loans have agreed to subordinate their interest in certain respects to the related Co-Lender Loans, but will have certain rights relating to the servicing and special servicing of the related companion loans. One (1) of the 11 Madison Avenue Pari Passu Loans is owned by the trust formed by the 2004-C10 Pooling and Servicing Agreement, and one (1) of the 11 Madison Avenue Pari Passu Loans is owned by the trust formed by the 2004-C11 Pooling and Servicing Agreement. The 11 Madison Avenue Loan and its related companion loans will be serviced pursuant to the 2004-C10 Pooling and Servicing Agreement. The 2004-C10 Master Servicer is Wachovia Bank, National Association and the 2004-C10 Special Servicer is Wachovia Bank, National Association with respect to the 11 Madison Avenue Whole Loan.


o ENVIRONMENTAL CONSIDERATIONS. With respect to 1 Mortgage Loan, representing approximately 1.6% of the Cut-Off Date Pool Balance (1.8% of the Cut-Off Date Group 1 Balance), the related borrower was required to obtain a policy with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows. Such policy was issued by a subsidiary of Steadfast Insurance Company, a member company of the Zurich-American Insurance Group, which has a financial strength rating of "A+" from S&P. Such policy has a limit of liability in an amount greater than or equal to the full principal amount of the applicable loan with no deductibles. See "RISK FACTORS--Environmental Laws May Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement for more information.


                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C12
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                  CITIGROUP
JP MORGAN                                                RBS GREENWICH CAPITAL
                                      102